                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:  January 31, 2008
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                                                      hours per response......14

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 ABN AMRO FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

ABN AMRO ASSET MANAGEMENT LOGO                                      JULY 7, 2006


                                 ABN AMRO FUNDS

                             ABN AMRO BALANCED FUND
                               ABN AMRO BOND FUND
                              ABN AMRO GROWTH FUND
                         ABN AMRO HIGH YIELD BOND FUND
                      ABN AMRO INVESTMENT GRADE BOND FUND
                             ABN AMRO MID CAP FUND
                          ABN AMRO MID CAP GROWTH FUND
                          ABN AMRO MUNICIPAL BOND FUND
                           ABN AMRO REAL ESTATE FUND
                              ABN AMRO VALUE FUND
                    ABN AMRO/MONTAG & CALDWELL BALANCED FUND
                     ABN AMRO/MONTAG & CALDWELL GROWTH FUND
                 ABN AMRO/RIVER ROAD DYNAMIC EQUITY INCOME FUND
                    ABN AMRO/RIVER ROAD SMALL CAP VALUE FUND
                      ABN AMRO/TAMRO LARGE CAP VALUE FUND
                         ABN AMRO/TAMRO SMALL CAP FUND
                    ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND
                         ABN AMRO/VEREDUS SCITECH FUND
                      ABN AMRO/VEREDUS SELECT GROWTH FUND

                             161 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60601

DEAR FELLOW SHAREHOLDER:

     The ABN AMRO Funds listed above will jointly hold a Special Meeting of Shareholders (the "Special Meeting") on August 25, 2006, at 9:00 a.m. Eastern time, at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581. You are being asked to consider the proposals described in the enclosed materials as a result of ABN AMRO's decision to exit the business of sponsoring and operating proprietary mutual fund products in the United States and to sell that business to Highbury Financial Inc. ("Highbury"). If you are a shareholder of record as of the close of business on June 15, 2006, you are entitled to vote on a proposal to appoint Aston Asset Management LLC ("Aston"), a subsidiary of Highbury, as the investment adviser to your Fund. Under the arrangement, Aston will assume responsibility for the Fund's day-to-day administrative and marketing operations and will delegate investment management responsibility to a subadviser. In most cases, your current investment adviser or subadviser will remain in place as a subadviser to Aston.

     While we encourage you to read the Questions and Answers section and the full text of the enclosed proxy statement, the proposals are summarized as follows:

     - To approve a new investment advisory agreement with Aston Asset Management LLC;

     - Except as noted below, to approve a new subadvisory agreement between Aston and your current investment adviser or subadviser;


     - For ABN AMRO Balanced Fund, to approve a new subadvisory agreement between Aston and ABN AMRO Asset Management, Inc. for the equity component of the portfolio and between Aston and Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio;

     - For ABN AMRO Municipal Bond Fund, to approve a new subadvisory agreement between Aston and McDonnell Investment Management, LLC;

     - For ABN AMRO Bond Fund and ABN AMRO Investment Grade Bond Fund, to approve a new subadvisory agreement between Aston and Taplin, Canida & Habacht, Inc.; and

     - To approve a "manager of managers" structure for each Fund that, if approved by the Board of Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.

     YOUR FUND'S BOARD OF TRUSTEES HAS APPROVED THE PROPOSALS AND URGES YOU TO VOTE "FOR" EACH PROPOSAL.


YOUR VOTE IS IMPORTANT! Please review the attached proxy statement carefully. Enclosed is a proxy card that we ask you to complete, sign, date and return as soon as possible in the postage-paid envelope. You may also vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. Thank you for your attention and your vote with regard to this important proposal. Please call proxy services at 866-390-7202 if you need more information.


Thank you for your response, and we look forward to serving your future investment needs.

                                          Sincerely,



                                          ANDERSON LOGO
                                          Kenneth C. Anderson
                                          President

                                                                    JULY 7, 2006


                     IMPORTANT NOTICE TO FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposals that are being presented to shareholders for a vote.

                             QUESTIONS AND ANSWERS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Currently, ABN AMRO Asset Management, Inc. and its affiliates (collectively, "ABN AMRO") serve as the investment adviser to each series of ABN AMRO Funds (the "Trust") pursuant to an investment advisory agreement. For certain funds, ABN AMRO has entered into subadvisory agreements pursuant to which a subadviser has been retained to furnish investment advisory services to your fund. ABN AMRO also provides, or arranges for the provision of, most of the services necessary to operate the Funds, including administration, fund accounting, shareholder services, and marketing and distribution-related services. On April 20, 2006, ABN AMRO entered into a definitive agreement with Highbury Financial Inc. ("Highbury") to sell substantially all of its assets related to its U.S. mutual fund business to Highbury and a newly formed subsidiary of Highbury, Aston Asset Management LLC ("Aston"). The transactions contemplated by the agreement are referred to as the Strategic Transaction. As a result of the Strategic Transaction, Aston would become the investment adviser and administrator of each series of the Trust covered by this proxy statement (each, a "Fund" and collectively, the "Funds"). The Trust and the Funds would change their names and be known as the Aston Funds. ABN AMRO would continue to be responsible for the day-to-day management of each Fund as subadviser to Aston, except as described below.

   This proxy statement seeks shareholder approval of a new investment advisory agreement with Aston and new subadvisory agreements with respect to each Fund. If shareholders approve these proposals and the Strategic Transaction is consummated, the current investment advisory and subadvisory agreements with each Fund will be terminated. The proxy statement also seeks shareholder approval of a "manager of managers" structure that would permit Aston to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.

   The enclosed Proxy Statement gives you additional information on the proposed new investment advisory agreement and new subadvisory agreement for your Fund. Please refer to the Proxy Statement for a detailed explanation of the items you are being asked to vote on.

Q. WHY IS A VOTE ON THE PROPOSED NEW ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT REQUIRED?

A. The Strategic Transaction will result in the termination of the investment advisory agreement between each Fund and ABN AMRO and (for Funds currently managed by a subadviser) the subadvisory agreement between ABN AMRO and a Fund's subadviser. The Investment Company Act of 1940, as amended ("1940 Act"), requires shareholders to approve the new investment advisory agreement with Aston and the new subadvisory agreement between Aston and the applicable subadviser for each Fund in order for them to become effective.

Q. HOW WILL THE STRATEGIC TRANSACTION AFFECT THE MANAGEMENT OF MY FUND?

A. Upon completion of the Strategic Transaction, Aston will serve as investment adviser to your Fund. Aston currently intends to manage your Fund by delegating the day-to-day management responsibilities to one or more subadvisers. Except for certain fixed-income Funds, your current investment adviser or subadviser (including your current portfolio manager) will continue to be responsible for the day-to-day management of your Fund as a subadviser to Aston. Because ABN AMRO no longer intends to offer taxable core, core plus and intermediate tax exempt fixed-income investment strategies in the U.S., Aston has recommended new subadvisers for ABN AMRO Bond Fund, ABN AMRO Investment Grade Bond Fund and ABN AMRO Municipal Bond Fund. Aston has recommended a multi-manager approach for ABN

AMRO Balanced Fund, utilizing a new subadviser for the fixed income component of the Fund and the existing manager for the equity component.

Q. WILL THE INVESTMENT ADVISORY FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW ADVISORY AGREEMENT?


A. Yes. The investment advisory fee rate payable to Aston by each Fund will be the same rate payable under the current investment advisory agreements with ABN AMRO. Aston will, in turn, pay a portion of its advisory fee to each subadviser. The subadvisory fees payable to ABN AMRO and each new subadviser will be equal to 50% of the advisory fees payable to Aston, less fee waivers, expense reimbursements and payments to third parties for distribution-related services. The subadvisory fees payable to MFS Institutional Advisors, Inc. for the ABN AMRO Value Fund and Optimum Investment Advisors, LP for the ABN AMRO Mid Cap Fund will remain the same as those under the current subadvisory agreement.


Q. WHAT OTHER CHANGES ARE EXPECTED AS A RESULT OF THE STRATEGIC TRANSACTION?

A. Your Fund will be renamed and become part of the Aston Funds. Aston or its affiliates will provide, or arrange for the provision of, most of the services necessary to operate your Fund, including administration, fund accounting, shareholder services and marketing and distribution-related services. Aston expects to retain all of the management personnel and substantially all of the employees of ABN AMRO Investment Fund Services, Inc., which currently provides, or arranges for the provision of, these services to your Fund. Aston does not intend to change any of the service providers to your Fund as part of the Strategic Transaction. It is anticipated that the Aston Funds will have money market series and as a result shareholders will continue to have the ability to exchange their shares into a money market fund. Your Board of Trustees will remain the same except that Julian Ide, an interested person because of his position with ABN AMRO, will resign from the Board upon completion of the Strategic Transaction.

Q. WHAT HAPPENS IF THE NEW INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS ARE NOT APPROVED?

A. Although shareholders of each Fund vote separately on the proposals that relate to their Fund, the closing of the Strategic Transaction is dependent on shareholders of substantially all of the Funds approving a new investment advisory agreement with Aston and new subadvisory agreements as described above. If the required approvals are not obtained, ABN AMRO and Highbury are not obligated to consummate the Strategic Transaction.

Q. WHY IS A "MANAGER OF MANAGERS" STRUCTURE BEING PROPOSED?

A. Because the Special Meeting has been called to obtain shareholder approval of a new investment advisory agreement and new subadvisory agreements, the Board of Trustees has deemed it advisable to recommend that shareholders approve a "manager of managers" structure for the Funds at the same time. The Board of Trustees believes that a "manager of managers" structure may provide the Funds with a timely and cost-effective mechanism to replace subadvisers without incurring the costs of obtaining shareholder approval in the future. If the proposal is approved, the Funds may in the future seek exemptive relief from the Securities and Exchange Commission ("SEC") to implement a "manager of managers" structure, unless the SEC shall by that time have adopted a general rule permitting such a structure.

Q. WHAT HAPPENS IF THE "MANAGER OF MANAGERS" STRUCTURE IS NOT APPROVED?

A. If shareholders do not approve the "manager of managers" structure, then the Funds will be required to hold a special meeting of shareholders and solicit proxies to approve the structure at a later date if the Board determines it is in the best interest of the Funds to implement the structure.

Q. HOW DO THE TRUSTEES SUGGEST THAT I VOTE IN CONNECTION WITH THE PROPOSALS?

A. After careful consideration of the proposals, your Board of Trustees, including all of the independent Trustees, approved the proposals and recommends that you vote in favor of each proposal. The reasons for the Board's recommendation are discussed in more detail in the enclosed Proxy Statement.

Q. WHO WILL PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS SOLICITATION?

A. ABN AMRO will pay for the proxy solicitation and legal costs associated with this solicitation. The Funds will not bear any of these costs.

Q. WHOM DO I CALL FOR MORE INFORMATION?


A. Please call Computershares' Shareholder Services toll free at (866) 390-7202.

                                 ABN AMRO FUNDS

                             ABN AMRO BALANCED FUND
                               ABN AMRO BOND FUND
                              ABN AMRO GROWTH FUND
                         ABN AMRO HIGH YIELD BOND FUND
                      ABN AMRO INVESTMENT GRADE BOND FUND
                             ABN AMRO MID CAP FUND
                          ABN AMRO MID CAP GROWTH FUND
                          ABN AMRO MUNICIPAL BOND FUND
                           ABN AMRO REAL ESTATE FUND
                              ABN AMRO VALUE FUND
                    ABN AMRO/MONTAG & CALDWELL BALANCED FUND
                     ABN AMRO/MONTAG & CALDWELL GROWTH FUND
                 ABN AMRO/RIVER ROAD DYNAMIC EQUITY INCOME FUND
                    ABN AMRO/RIVER ROAD SMALL CAP VALUE FUND
                      ABN AMRO/TAMRO LARGE CAP VALUE FUND
                         ABN AMRO/TAMRO SMALL CAP FUND
                    ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND
                         ABN AMRO/VEREDUS SCITECH FUND
                      ABN AMRO/VEREDUS SELECT GROWTH FUND

                             161 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60601

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 25, 2006

To the Shareholders of the Above Funds:

     A Special Meeting of the Shareholders of ABN AMRO Funds (the "Trust") on behalf of its series ABN AMRO Balanced Fund, ABN AMRO Bond Fund, ABN AMRO Growth Fund, ABN AMRO High Yield Bond Fund, ABN AMRO Investment Grade Bond Fund, ABN AMRO Mid Cap Fund, ABN AMRO Mid Cap Growth Fund, ABN AMRO Municipal Bond Fund, ABN AMRO Real Estate Fund, ABN AMRO Value Fund, ABN AMRO/Montag & Caldwell Balanced Fund, ABN AMRO/Montag & Caldwell Growth Fund, ABN AMRO/River Road Dynamic Equity Income Fund, ABN AMRO/River Road Small Cap Value Fund, ABN AMRO/TAMRO Large Cap Value Fund, ABN AMRO/TAMRO Small Cap Fund, ABN AMRO/Veredus Aggressive Growth Fund, ABN AMRO/Veredus SciTech Fund and ABN AMRO/ Veredus Select Growth Fund (each, a "Fund" and collectively, the "Funds"), will be held at the offices of the Trust's subadministrator, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, on August 25, 2006 at 9:00 a.m. Eastern time (the "Special Meeting"), for the following purpose and to transact such other business, if any, as may properly come before the Special Meeting:

          1. To approve a new investment advisory agreement between each Fund and Aston Asset Management LLC ("Aston"), the proposed investment adviser to the Funds.

          2. To approve a new subadvisory agreement between Aston and each subadviser below:

             (a) (For shareholders of ABN AMRO Growth Fund, ABN AMRO Mid Cap Growth Fund, ABN AMRO Real Estate Fund and ABN AMRO High Yield Bond
        Fund) to approve a new subadvisory agreement between Aston and ABN AMRO Asset Management, Inc.;

             (b) (For shareholders of ABN AMRO/Montag & Caldwell Growth Fund and ABN AMRO/ Montag & Caldwell Balanced Fund) to approve a new subadvisory agreement between Aston and Montag & Caldwell, Inc.;

             (c) (For shareholders of ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO/River Road Small Cap Value Fund) to approve a new subadvisory agreement between Aston and River Road Asset Management, LLC;



             (d) (For shareholders of ABN AMRO/TAMRO Large Cap Value Fund and ABN AMRO/ TAMRO Small Cap Fund) to approve a new subadvisory agreement between Aston and TAMRO Capital Partners, LLC;


             (e) (For shareholders of ABN AMRO/Veredus Select Growth Fund, ABN AMRO/Veredus Aggressive Growth Fund and ABN AMRO/Veredus SciTech Fund) to approve a new subadvisory agreement between Aston and Veredus Asset Management LLC;

             (f) (For shareholders of ABN AMRO Value Fund) to approve a new subadvisory agreement between Aston and MFS Institutional Advisors, Inc.;

             (g) (For shareholders of ABN AMRO Mid Cap Fund) to approve a new subadvisory agreement between Aston and Optimum Investment Advisors, LP;

             (h) (For shareholders of ABN AMRO Bond Fund and ABN AMRO Investment Grade Bond Fund) to approve a new subadvisory agreement between Aston and Taplin, Canida & Habacht, Inc.;

             (i) (For shareholders of ABN AMRO Municipal Bond Fund) to approve a new subadvisory agreement between Aston and McDonnell Investment Management, LLC;


             (j) (For shareholders of ABN AMRO Balanced Fund) to approve a new subadvisory agreement (1) between Aston and ABN AMRO Asset Management, Inc. for the equity component of the portfolio and (2) between Aston and Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio; and


          3. To approve a "manager of managers" structure for each Fund that, if approved by the Board of Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.

          4. To transact such other business as properly may come before the Special Meeting or any adjournments or postponements thereof.

     The Board of Trustees has fixed the close of business on June 15, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees,
                                          Gerald F. Dillenburg
                                          Senior Vice President, Secretary and
                                          Treasurer

July 7, 2006


SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. SHAREHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                            INSTRUCTIONS FOR VOTING

     The following general rules apply to voting by mail and will help you to properly sign your proxy card. Please read carefully, because if you do not sign your proxy card properly your vote will be invalidated.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Both parties must sign, and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                         VALID SIGNATURE
------------                                                   ----------------------------
                                    CORPORATE ACCOUNTS
(1) ABC Corp. ..............................................   ABC Corp. by
                                                               John Doe, Treasurer
(2) ABC Corp. ..............................................   John Doe
     John Doe, Treasurer
(3) ABC Corp. Profit Sharing Plan...........................   John Doe

                                      TRUST ACCOUNTS
(1) ABC Trust...............................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee....................................   Jane B. Doe
     u/t/d/ 12/28/78

                               CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.....................................   John B. Smith
     f/b/o John B. Smith, Jr. UGMA
(2) Estate of John B. Smith.................................   John B. Smith, Jr., Executor

Rather than mailing in your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number, you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

                                                                    July 7, 2006

                                 ABN AMRO FUNDS

                             ABN AMRO BALANCED FUND
                               ABN AMRO BOND FUND
                              ABN AMRO GROWTH FUND
                         ABN AMRO HIGH YIELD BOND FUND
                      ABN AMRO INVESTMENT GRADE BOND FUND
                             ABN AMRO MID CAP FUND
                          ABN AMRO MID CAP GROWTH FUND
                          ABN AMRO MUNICIPAL BOND FUND
                           ABN AMRO REAL ESTATE FUND
                              ABN AMRO VALUE FUND
                    ABN AMRO/MONTAG & CALDWELL BALANCED FUND
                     ABN AMRO/MONTAG & CALDWELL GROWTH FUND
                 ABN AMRO/RIVER ROAD DYNAMIC EQUITY INCOME FUND
                    ABN AMRO/RIVER ROAD SMALL CAP VALUE FUND
                      ABN AMRO/TAMRO LARGE CAP VALUE FUND
                         ABN AMRO/TAMRO SMALL CAP FUND
                    ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND
                         ABN AMRO/VEREDUS SCITECH FUND
                      ABN AMRO/VEREDUS SELECT GROWTH FUND

                             161 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60601

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 25, 2006

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of ABN AMRO Funds, a Delaware statutory trust (the "Trust"), on behalf of its series ABN AMRO Balanced Fund, ABN AMRO Bond Fund, ABN AMRO Growth Fund, ABN AMRO High Yield Bond Fund, ABN AMRO Investment Grade Bond Fund, ABN AMRO Mid Cap Fund, ABN AMRO Mid Cap Growth Fund, ABN AMRO Municipal Bond Fund, ABN AMRO Real Estate Fund, ABN AMRO Value Fund, ABN AMRO/Montag & Caldwell Balanced Fund, ABN AMRO/Montag & Caldwell Growth Fund, ABN AMRO/River Road Dynamic Equity Income Fund, ABN AMRO/River Road Small Cap Value Fund, ABN AMRO/TAMRO Large Cap Value Fund, ABN AMRO/TAMRO Small Cap Fund, ABN AMRO/ Veredus Aggressive Growth Fund, ABN AMRO/Veredus SciTech Fund and ABN AMRO/Veredus Select Growth Fund (each, a "Fund" and collectively, the "Funds"), for use at a Special Meeting of Shareholders of the Funds to be held at 9:00 a.m. Eastern time on August 25, 2006, at the offices of the Trust's subadministrator, PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, and any adjournments thereof (the "Special Meeting").


     This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are expected to be mailed to shareholders on or about July 7, 2006 or as soon as practicable thereafter.



     Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares. One-third of the aggregate number of shares entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business. Any lesser number is sufficient for adjournment. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated as shares that are present but which have not been voted for purposes of determining the presence of a quorum for transacting business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. ABN AMRO will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Special Meeting in person or by proxy.

     Each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," under applicable law, means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest represented by the proxy will be voted in accordance with the instructions marked thereon. If no specification is made, the shares will be voted FOR each proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

     The following table indicates which shareholders are solicited with respect to each proposal:

                                                                        PROPOSALS
                                                       -------------------------------------------
                                                       APPROVE NEW   APPROVE NEW   APPROVE MANAGER
                                                        ADVISORY     SUBADVISORY     OF MANAGERS
FUND                                                    AGREEMENT     AGREEMENT       STRUCTURE
----                                                   -----------   -----------   ---------------
ABN AMRO Balanced Fund...............................       X             X               X
ABN AMRO Bond Fund...................................       X             X               X
ABN AMRO Growth Fund.................................       X             X               X
ABN AMRO High Yield Bond Fund........................       X             X               X
ABN AMRO Investment Grade Bond Fund..................       X             X               X
ABN AMRO Mid Cap Fund................................       X             X               X
ABN AMRO Mid Cap Growth Fund.........................       X             X               X
ABN AMRO Municipal Bond Fund.........................       X             X               X
ABN AMRO Real Estate Fund............................       X             X               X
ABN AMRO Value Fund..................................       X             X               X
ABN AMRO/Montag & Caldwell Balanced Fund.............       X             X               X
ABN AMRO/Montag & Caldwell Growth Fund...............       X             X               X
ABN AMRO/River Road Dynamic Equity Income Fund.......       X             X               X
ABN AMRO/River Road Small Cap Value Fund.............       X             X               X
ABN AMRO/TAMRO Large Cap Value Fund..................       X             X               X
ABN AMRO/TAMRO Small Cap Fund........................       X             X               X
ABN AMRO/Veredus Aggressive Growth Fund..............       X             X               X
ABN AMRO/Veredus SciTech Fund........................       X             X               X
ABN AMRO/Veredus Select Growth Fund..................       X             X               X

     The Board of Trustees has fixed the close of business on June 15, 2006 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Special

Meeting and all adjournments thereof. Those persons who were shareholders of record at the close of business on June 15, 2006 will be entitled to one vote for each full share held and fractional votes for fractional shares held. As of June 15, 2006, the Funds have issued and outstanding shares as follows:


                                                                       CLASS OF SHARES
                                                              ---------------------------------
FUND                                                           CLASS I      CLASS N     CLASS R
----                                                          ----------   ----------   -------
ABN AMRO Balanced Fund......................................         N/A    6,840,210      N/A
ABN AMRO Bond Fund..........................................   5,360,160   11,074,270      N/A
ABN AMRO Growth Fund........................................  20,021,312   23,580,059   81,315
ABN AMRO High Yield Bond Fund...............................   1,612,041      505,543      N/A
ABN AMRO Investment Grade Bond Fund.........................   2,933,172      355,368      N/A
ABN AMRO Mid Cap Fund.......................................   3,115,039   23,381,315      N/A
ABN AMRO Mid Cap Growth Fund................................         N/A      108,761      N/A
ABN AMRO Municipal Bond Fund................................         N/A    6,557,877      N/A
ABN AMRO Real Estate Fund...................................   2,551,608    3,627,663      N/A
ABN AMRO Value Fund.........................................  17,425,552    7,535,601      N/A
ABN AMRO/Montag & Caldwell Balanced Fund....................     760,858    2,251,190      N/A
ABN AMRO/Montag & Caldwell Growth Fund......................  56,887,706   35,622,476   33,704
ABN AMRO/River Road Dynamic Equity Income Fund..............         N/A      600,440      N/A
ABN AMRO/River Road Small Cap Value Fund....................         N/A    2,236,615      N/A
ABN AMRO/TAMRO Large Cap Value Fund.........................         N/A    1,282,511      N/A
ABN AMRO/TAMRO Small Cap Fund...............................   1,942,285    8,405,113      N/A
ABN AMRO/Veredus Aggressive Growth Fund.....................   8,810,494   26,270,600      N/A
ABN AMRO/Veredus SciTech Fund...............................         N/A      520,326      N/A
ABN AMRO/Veredus Select Growth Fund.........................         N/A    2,263,835      N/A



     As of April 30, 2006, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as shown in Appendix A. As of the record date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of each Fund, except for the Class N shares of the ABN AMRO/TAMRO Large Cap Value Fund. As of the record date, the shares of each Fund beneficially owned by the Trustees and for the Trustees and officers as a group is shown in Appendix I.


     EACH FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING THE TRUST AT P.O. BOX 9765, PROVIDENCE, RHODE ISLAND 02940, OR BY CALLING TOLL-FREE 1-800-992-8151. TO HELP REDUCE FUND EXPENSES AND ENVIRONMENTAL WASTE, THE FUNDS COMBINE MAILINGS FOR MULTIPLE ACCOUNTS GOING TO A SINGLE ADDRESS BY DELIVERING THE FUNDS' REPORTS (ANNUAL AND SEMI-ANNUAL REPORTS) AND PROXY STATEMENTS IN A SINGLE ENVELOPE. IF YOU DO NOT WANT TO CONTINUE CONSOLIDATING YOUR FUND MAILINGS AND PREFER TO RECEIVE SEPARATE MAILINGS WITH MULTIPLE COPIES OF FUND REPORTS AND PROXY STATEMENTS, OR IF YOU CURRENTLY RECEIVE MULTIPLE COPIES AND WOULD LIKE TO REQUEST A SINGLE COPY, PLEASE CALL ONE OF THE FUND'S REPRESENTATIVES AT 1-800-992-8151.

     For your convenience, you may submit your vote by mail. If you are mailing your proxy card, you are requested to:

     - indicate your instructions on the enclosed proxy card;

     - date and sign the proxy card;

     - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     - allow sufficient time for the proxy card to be received on or before 9:00 a.m. Eastern time on August 25, 2006.

     Instead of mailing your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number, you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

                                   BACKGROUND


     ABN AMRO Asset Management, Inc. ("AAAM") and its affiliates (collectively, "ABN AMRO") currently provide investment management, administration services, and marketing and distribution-related services to each series of the Trust. Affiliates of AAAM that currently serve as investment adviser to the series of the Trust are Montag & Caldwell, Inc. ("Montag & Caldwell"), River Road Asset Management, LLC ("River Road"), TAMRO Capital Partners, LLC ("TAMRO") and Veredus Asset Management LLC ("Veredus"). Another AAAM affiliate, ABN AMRO Investment Fund Services, Inc. ("AAIFS"), currently provides administration, marketing and distribution-related services to each series of the Trust. In September 2005, ABN AMRO informed the Board of Trustees of the Trust that it intended to engage in discussions with unaffiliated third parties regarding the potential sale of its U.S. mutual fund business. On April 20, 2006, ABN AMRO entered into a definitive agreement with Highbury Financial Inc. ("Highbury") to sell substantially all of its assets related to its U.S. mutual fund business to Highbury. We refer to that sale, together with the related transactions described below, as the "Strategic Transaction." Subject to the satisfaction or waiver of all conditions under the definitive agreement, ABN AMRO would receive $38.6 million in consideration upon closing of the Strategic Transaction. Pursuant to the definitive agreement, the Trust and the Funds would be renamed the Aston Funds. Aston Asset Management LLC ("Aston"), a newly formed subsidiary of Highbury, would serve as investment adviser to the Funds. Aston or its affiliates would provide, or arrange for the provision of, all services necessary to operate the Funds, including administration, fund accounting, shareholder services, and marketing and distribution-related services. Except as described below, ABN AMRO would continue to be responsible for the day-to-day investment management of each Fund that it currently manages as a subadviser to Aston.



     The definitive agreement provides that the parties agree to use reasonable efforts to ensure that the Strategic Transaction complies with Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser may receive benefits from the sale of its advisory business if (i) for a period of three years following the transaction, at least 75% of the Board of Trustees shall be independent from the predecessor adviser and the new adviser, and (ii) there is not an unfair burden imposed on the Funds.


     In connection with the Strategic Transaction, ABN AMRO presented a series of proposals relating to the Funds to the Board of Trustees comprised of the following components: (i) a marketing and co-branding strategy under the Aston and ABN AMRO names; (ii) the retention by Aston of substantially all ABN AMRO personnel, including senior management, responsible for fund operations, administration and marketing and distribution-related services; (iii) a strategic partnership with ABN AMRO to continue to provide day-to-day investment management services to substantially all of the Funds in a subadvisory capacity; and (iv) the retention of new subadvisers for the day-to-day management of certain fixed income funds in light of ABN AMRO's decision to no longer offer those strategies.

     The Board of Trustees of ABN AMRO Funds met in person to consider the proposals at special meetings held on April 17, 2006 and May 9, 2006 and determined that the Strategic Transaction was in the best interests of each Fund and its existing shareholders. Accordingly, the Board of Trustees, including the Trustees who are not parties to the current advisory agreements and subadvisory agreements, the proposed advisory agreement or any subadvisory agreement to be entered into by ABN AMRO or Aston with respect to any Fund, or who are not "interested persons" of the Funds, any current or proposed investment adviser or subadviser as defined in the 1940 Act ("Independent Trustees"), recommended that shareholders approve a new investment advisory agreement with Aston for each Fund and a new subadvisory agreement for each Fund, as further described below.

     In determining whether to approve the new advisory and subadvisory agreements in connection with the Strategic Transaction and whether to recommend approval of those agreements to shareholders, the Board of Trustees received information and made inquiries into all matters deemed relevant and considered the following, among other things:

     - The desire of ABN AMRO to generally exit the mutual fund business in the United States and the likely impact on the Funds absent approval of the Strategic Transaction;

     - The financial strength and resources of Highbury and Aston and the background and reputation of their principals;

     - The potential distribution and growth opportunities that may be available to the Funds as a result of the relationship with Highbury and its principals and their respective affiliates;

     - The anticipated retention of ABN AMRO as subadviser to substantially all of the Funds;

     - The anticipated retention by Aston of substantially all of the ABN AMRO personnel responsible for administration, fund accounting, shareholder services, and marketing and distribution-related services, including all members of the senior management team;

     - The anticipated continuation of other service providers to the Trust, including the subadministrator and transfer agent;

     - The investment advisory fee rates for each Fund, which will remain the same for all Funds after the Strategic Transaction; and

     - The undertaking by ABN AMRO to bear all of the costs to the Funds of the Strategic Transaction including the costs of preparing, printing and mailing this Proxy Statement and related solicitation expenses.

     The Strategic Transaction is subject to approval of the public stockholders of Highbury and the shareholders of each Fund. Although shareholders of each Fund vote separately on proposals affecting their Fund, the proposals are dependent on each other. If approvals of shareholders of Funds representing 90% of the aggregate assets of the Funds as of April 20, 2006 are not obtained, ABN AMRO and Highbury are not obligated to consummate the Strategic Transaction ("Requisite Shareholder Approval"). With respect to shareholder approval of the subadvisory agreements, the 90% of aggregate assets condition applies only to the new subadvisory agreements with ABN AMRO. As such, the Strategic Transaction is not conditioned on obtaining shareholder approval of subadvisory agreements with non-ABN AMRO entities. Subject to customary closing conditions, the Strategic Transaction is expected to close in the third quarter of 2006.

                 PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

INTRODUCTION

     Under an investment advisory agreement between ABN AMRO and each Fund (each, a "Current Advisory Agreement" and collectively, the "Current Advisory Agreements"), ABN AMRO currently serves as the investment adviser to each Fund and has been responsible for each Fund's overall investment strategy and its implementation. The date of each Fund's Current Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix B.

     The 1940 Act requires an investment advisory agreement to be approved by the Board of Trustees ("Board"), including the Independent Trustees, and the Fund's shareholders in order for it to become effective. In anticipation of the Strategic Transaction, the Board met in person on May 9, 2006 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a new investment advisory agreement between the Trust with respect to each Fund and Aston (the "New Advisory Agreement"). At the Board meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement with respect to each

Fund and recommended its approval by shareholders. The Current Advisory Agreements will be terminated as of the effective date of the New Advisory Agreement.

     In the event shareholders of a Fund do not approve the New Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. Although shareholders of each Fund vote separately on the proposal for their Fund, the proposals are dependent on each other. If Requisite Shareholder Approval (as defined above) is not obtained, ABN AMRO and Highbury are not obligated to consummate the Strategic Transaction. The form of the New Advisory Agreement is attached hereto as Appendix C.

COMPARISON OF CURRENT ADVISORY AGREEMENTS AND NEW ADVISORY AGREEMENT

     The terms of the New Advisory Agreement are substantially the same as those of the Current Advisory Agreements, except for the date of effectiveness and except as described below. There is no change in the advisory fee rate payable by each Fund. If approved by shareholders and assuming the Strategic Transaction is consummated, the New Advisory Agreement will be effective as of the closing date and will have an initial term, with respect to each Fund, ending on December 31, 2007 (if the Strategic Transaction closes before December 31, 2006) or December 31, 2008 (if the Strategic Transaction closes on or after December 31, 2006). The New Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved on behalf of a Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Advisory Agreements to the terms of the New Advisory Agreement.

     Investment Management Services. The investment management services to be provided by Aston to each Fund under the New Advisory Agreement will be substantially the same as the services currently provided by ABN AMRO to each Fund under the Current Advisory Agreements. Both the Current Advisory Agreements and New Advisory Agreement provide that the investment adviser shall manage the investment and reinvestment of each Fund's assets in accordance with the Fund's investment objective and policies and limitations and administer the Fund's affairs to the extent requested by and subject to the oversight of the Fund's Board. The New Advisory Agreement would permit the investment adviser to delegate its responsibilities to one or more subadvisers, whether affiliated or unaffiliated, and would allow the investment adviser to engage subadvisers without shareholder approval to the extent permitted by applicable law. Accordingly, the New Advisory Agreement would allow Aston to implement a "manager of managers" structure in the future, subject to Aston obtaining appropriate exemptive relief from the Securities and Exchange Commission ("SEC") or the SEC adopting a rule permitting a "manager of managers" structure. Under current law, shareholders must specifically approve the "manager of managers" structure. Approval to implement this structure in the future is being sought in Proposal 3 below.

     Brokerage. Both the Current Advisory Agreements and the New Advisory Agreement authorize the investment adviser to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the investment adviser. Both agreements permit the investment adviser to rely on Section 28(e) of the Securities Exchange Act of 1934 in placing brokerage transactions. Under that Section, a commission paid to a broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided the investment adviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the investment adviser to the Funds and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

     Expenses. The Current Advisory Agreements and the New Advisory Agreement provide that the investment adviser shall pay all its own costs and expenses incurred in fulfilling its obligations under the Agreement, as well as pay for all necessary services, facilities and personnel. The Current Advisory Agreements are silent with respect to payment of the expenses of the Fund. The New Advisory Agreement provides that a Fund shall pay all expenses incidental to its operation and business not specifically assumed or agreed to be paid by the investment adviser and sets forth a non-exclusive list of such expenses. Although this policy is not stated in the Current Advisory Agreements, the Funds currently pay such expenses.


     Compensation. In return for the services provided under each Current Advisory Agreement, each Fund pays ABN AMRO an advisory fee, which is accrued daily and payable monthly. Under the New Advisory Agreement, each Fund will pay the same advisory fee rate to Aston. The advisory fee rates under the Current Advisory Agreements and the New Advisory Agreement, the fees paid by each Fund to ABN AMRO during each Fund's last fiscal year and the Funds' net assets as of April 30, 2006 are set forth in Appendix D to this Proxy Statement.


     Limitation on Liability. Under the Current Advisory Agreements and New Advisory Agreement, the investment adviser and its directors, officers, stockholders, employees and agents will not be liable for any error of judgment or mistake of law or for any loss suffered by the investment adviser or the Funds in connection with any matters to which the advisory agreement relates or for any other act or omission in the performance by the investment adviser of its duties under the advisory agreement, except that nothing in the advisory agreement shall be construed to protect the investment adviser against any liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or for its reckless disregard of its obligations or duties under the advisory agreement.

     Continuance. The Current Advisory Agreement of each Fund originally was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Advisory Agreement for a Fund and assuming the consummation of the Strategic Transaction, the New Advisory Agreement with respect to a Fund will be effective as of the closing of the Strategic Transaction date and have an initial term, with respect to each Fund, ending on December 31, 2007 (if the Strategic Transaction closes before December 31, 2006) or December 31, 2008 (if the Strategic Transaction closes on or after December 31, 2006). Thereafter the New Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

     Termination. The Current Advisory Agreements and New Advisory Agreement provide that the advisory agreement may be terminated at any time without the payment of any penalty by the Fund or investment adviser on sixty (60) days' written notice to the other party. A Fund may terminate the advisory agreement by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

INFORMATION ABOUT THE INVESTMENT ADVISER

     Aston Asset Management LLC, 161 N. Clark Street, 12th floor, Chicago, Illinois 60601, will be the investment adviser to nineteen series of the Aston Funds (formerly ABN AMRO Funds) with total assets of approximately $6 billion after the close of the Strategic Transaction. Aston also will have approximately $120 million in assets under management in a separately managed account business acquired from ABN AMRO in connection with the Strategic Transaction. Aston currently is a wholly owned subsidiary of Highbury. Upon the close of the Strategic Transaction, Highbury will own 65% of the outstanding voting shares of Aston and officers of Aston will own the remaining 35%.

     Highbury was formed on July 13, 2005 as a blank-check company for the purpose of acquiring one or more financial services businesses. Highbury's registration statement for its initial public offering of its common stock was declared effective by the SEC on January 25, 2006, and the offering generated net proceeds of approximately $43.8 million. Prior to the closing of the Strategic Transaction, Highbury has not engaged in any operations except for organizational and offering activities. Highbury has a limited operating history, and its principals have not previously owned or operated a mutual fund or investment advisory business. The common stock of Highbury is publicly traded in the over-the-counter market under the symbol HBRF.

     After the completion of the Strategic Transaction, Highbury will be the managing member and majority owner of Aston, but it intends to delegate day-to-day operating authority to the Aston management team.

Aston was formed for the purpose of acquiring ABN AMRO's U.S. mutual fund business and will not have any operating history before the close of the Strategic Transaction. The Aston management team will be comprised of ABN AMRO personnel who currently manage the acquired business. Aston intends to employ thirty-six (36) former ABN AMRO employees initially and has put in place incentive compensation, non-competition agreements and other employment and compensation terms designed to retain the senior management team and key members of the sales and marketing team on a long-term basis. Aston intends to manage the Funds by selecting other investment advisers to handle the day-to-day investment management of the Funds on a subadvisory basis. Aston's research and capabilities are focused on the identification and selection of high-quality investment managers and the monitoring of the performance of such managers. The selection, retention and oversight of subadvisers will be the responsibility of Aston's Investment Committee comprised of Stuart D. Bilton, Kenneth C. Anderson and Michael Mayhew.


     Stuart D. Bilton, CFA, will serve as Chairman and Chief Executive Officer of Aston. Mr. Bilton is Chairman of the Board of Trustees of ABN AMRO Funds. In 1993, while Mr. Bilton was President and CEO of Alleghany Asset Management, he founded the Alleghany Funds with Kenneth Anderson. Mr. Bilton has been associated with ABN AMRO and its predecessors and/or affiliates since 1972. He served as President and Chief Executive Officer of ABN AMRO Asset Management Holdings, Inc. from 2001 to 2003 and as Vice Chairman of AAAM from 2003 to the present. Prior to its acquisition by ABN AMRO, Mr. Bilton was President and Chief Executive Officer of Alleghany Asset Management, the parent company of Blairlogie Capital Management, Chicago Capital Management, Chicago Deferred Exchange Corporation, The Chicago Trust Company, Montag & Caldwell, TAMRO and Veredus. He is a Director of Veredus, TAMRO, River Road Asset Management, and Baldwin & Lyons, Inc. He earned a B.Sc.(Econ) from the London School of Economics in 1967 and an M.S. from the University of Wisconsin in 1970.



     Kenneth C. Anderson, CPA, will serve as President of Aston and will be responsible for the overall management of Aston's business, including sales, marketing, operations, client service and financial profitability. Mr. Anderson is President of ABN AMRO Funds and Executive Vice President and Director of Mutual Funds for AAAM. Mr. Anderson serves on the boards of Veredus and TAMRO. He is a member of the Investment Company Institute's International and Sales Force Committees and a past Chairman of the Board of Governors for the Mutual Fund Education Alliance. Prior to launching the Alleghany Funds in 1993, Mr. Anderson specialized in the Financial Services Practice at KPMG. He received a B.B.A. in Accounting from Loyola University of Chicago. He holds a series 6 and 63 license with the NASD.


     Gerald F. Dillenburg, CPA, will be Chief Financial Officer and Chief Compliance Officer of Aston. Mr. Dillenburg is the Chief Compliance Officer, Chief Financial Officer, Secretary and Treasurer of the ABN AMRO Funds. Mr. Dillenburg has been with ABN AMRO Investment Fund Services, Inc. and its predecessors since 1996, where he has been the Compliance Officer and Director of Operations of the ABN AMRO Funds. Currently, Mr. Dillenburg is a Senior Managing Director of AAIFS as well as a Senior Managing Director of ABN AMRO Asset Management Holdings, Inc. and AAAM. Prior to joining ABN AMRO in 1996, he spent approximately seven years at KPMG LLP in the audit division specializing in investment companies and mutual funds. He is a member of the Investment Company Institute's Operations and Chief Compliance Officer Committees. He is a graduate with high honors from the University of Illinois at Champaign with a B.S. in Accountancy.

     Michael Mayhew, CFA, will be a Managing Director of Aston in charge of its separately managed account business. Mr. Mayhew has been associated with ABN AMRO Investment Fund Services, Inc. since May 2003. He is the Managing Director of Managed Accounts and oversees all operations and sales of the separately managed account wrap business. Previously he spent three years consulting on operations, infrastructure and business development for APL Consulting Services to sponsors and money managers entering the managed account marketplace. His investment career began in 1994 at Centurion Counsel where he was vice president of operations and an analyst of the wrap management business for high-net-worth individuals. Mike received a B.S. in Finance from San Diego State University.

     In connection with the Strategic Transaction, members of the Aston management team will resign from their respective positions with ABN AMRO, including all directorships with the entities that currently serve as investment advisers to your Funds. Following the Strategic Transaction, Aston will not be affiliated with ABN AMRO, but will maintain a strategic partnership with ABN AMRO pursuant to the terms of the definitive agreement between the parties.

     As part of the Strategic Transaction, eight employees of AAIFS, including Stuart D. Bilton, Kenneth C. Anderson and Gerald F. Dillenburg, entered into non-competition agreements with ABN AMRO. Such persons will receive compensation from ABN AMRO as consideration for entering into such agreements and the agreements will be assigned to Highbury upon closing of the Strategic Transaction.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

     The 1940 Act requires the investment advisory agreement between the investment adviser and the Trust, on behalf of each Fund, to be approved by both the Board of Trustees and a majority of the Independent Trustees voting separately. At an in-person meeting on May 9, 2006, the Board of Trustees, including all the Independent Trustees, determined that the terms of the New Advisory Agreement with Aston with respect to each Fund are fair and reasonable and approved the New Advisory Agreement as being in the best interests of each Fund The Board of Trustees, including all of the Independent Trustees, believes that the New Advisory Agreement will enable the Funds to obtain high-quality investment advisory services at costs that the Board believes are appropriate, reasonable and in the best interests of the Funds and their shareholders. In making such determinations, the Board of Trustees, including all of the Independent Trustees, considered materials received and discussions held specifically relating to the approval of the New Advisory Agreement in connection with the Strategic Transaction at special meetings held on May 9, 2006 and April 17, 2006. The Board also received extensive information throughout the year regarding performance and operating results of the Funds. The Independent Trustees met separately from the "interested" Trustees of the Trust and any officers of the current and proposed investment adviser or their affiliates to consider approval of the New Advisory Agreement and were assisted by independent legal counsel in their deliberations.

     In evaluating the New Investment Advisory Agreement on behalf of each Fund, the Board of Trustees reviewed materials furnished by ABN AMRO and Highbury, including information regarding Highbury and Aston, their affiliates and the management teams and personnel that will be in place following the Strategic Transaction. Among other information, the Board of Trustees reviewed information regarding: (1) the nature, extent and quality of the services to be provided to the Funds, including information regarding the personnel involved in the investment oversight process; (2) the advisory fees to be charged and estimated total expense ratios of the Funds compared to a peer group of funds compiled by Lipper; (3) fee waivers or expenses to be reimbursed by the investment adviser;
(4) potential benefits to be received by affiliates of the investment adviser from its relationship with the Funds; and (5) information regarding the impact of the Strategic Transaction on the Funds.

     In considering the New Advisory Agreement on behalf of each Fund, the Board, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The following summary does not detail all the matters considered. In connection with its consideration of the New Advisory Agreement, the Board received detailed information regarding Highbury and its long-term strategic plans with respect to the mutual fund business that would be established through Aston as a result of the Strategic Transaction. Among the matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the New Advisory Agreement on behalf of each Fund were the following:

     - The desire of ABN AMRO to generally exit the mutual fund business in the United States and the likely impact on the Funds absent approval of the Strategic Transaction;

     - The financial strength and resources of Highbury and Aston and the background and reputation of their principals;

     - The potential distribution and growth opportunities that may be available to the Funds as a result of the relationship with Highbury and its principals and their respective affiliates;

     - The anticipated retention of ABN AMRO as subadviser to a significant number of the Funds;

     - The anticipated retention by Aston of substantially all of the ABN AMRO personnel responsible for administration, fund accounting, shareholder services, and marketing and distribution-related services, including all members of the senior management team;

     - The anticipated continuation of other service providers to the Trust, including the subadministrator and transfer agent;

     - The investment advisory fee rates for each Fund, which will remain the same after the Strategic Transaction; and

     - The undertaking by ABN AMRO to bear all of the costs to the Funds of the Strategic Transaction, including the costs of preparing, printing and mailing the Proxy Statement and related solicitation expenses.


     Nature, Quality and Extent of Services. The Board of Trustees met with representatives of Highbury and received detailed information regarding Highbury and Aston, their related companies, and the expected management teams of both entities upon the close of the Strategic Transaction. The Board also received information regarding the long-term strategies for organic growth and acquisition-related growth of Highbury and Aston, the adequacy of financial and other resources available to Aston, and the potential benefits to the Funds as a result of their relationship with Aston, Highbury and their related companies. The Board considered the pros and cons of being associated with a smaller, more entrepreneurial parent company versus a larger, more established parent. The Board considered that Aston intends to manage the Funds by delegating the day-to-day investment responsibility for managing the Funds to other investment advisers. The Board considered that, as part of the Strategic Transaction, Highbury and Aston have established a strategic partnership with ABN AMRO that will result in a significant number of the existing investment advisers for the Funds remaining in place in a subadvisory capacity. The Board considered Aston's ability and procedures to monitor the performance of subadvisers, business practices and compliance policies and procedures. In this regard, the Board members noted the responsibilities and experience of ABN AMRO personnel that are expected to join Aston. The Board also noted the quality of administration services that historically have been provided pursuant to a separate Administration Agreement with AAIFS and that such services are expected to continue with Aston.



     The Board of Trustees considered the anticipated retention by Aston of subadvisers for each Fund. In this regard, the Board noted, in particular, the anticipated retention of each existing ABN AMRO entity as a subadviser for each Fund that it currently manages, except for the ABN AMRO Bond Fund, ABN AMRO Investment Grade Bond Fund, ABN AMRO Municipal Bond Fund and the fixed income component of ABN AMRO Balanced Fund. The Board considered the nature, quality and extent of services, including performance, of each proposed subadviser. See "Factors Considered by the Board of Trustees in Approving the ABN AMRO Subadvisory Agreements" and "Factors Considered by the Board of Trustees in Approving the Subadvisory Agreements for MFS, McDonnell, Optimum and Taplin" beginning at pages 17 and 19.


     On the basis of this evaluation and the ongoing review of investment and operating results of the Funds by the Board of Trustees, the Board concluded that the nature, quality and extent of services to be provided by Aston are expected to be satisfactory.

     Expenses. The Board of Trustees considered each Fund's management fee rate, estimated operating fees and total expense ratio following the Strategic Transaction. The Board noted that Aston does not propose any changes in the fee rates for the investment advisory agreements or Administration Agreement, which will be assigned by AAIFS to Aston in connection with the Strategic Transaction. As a part of this analysis, the Board of Trustees considered the investment advisory fee to be paid by each Fund to Aston as well as fee waivers or expenses to be reimbursed by Aston and compared the gross and net advisory fees and estimated total expenses to those of a relevant peer group based on information and data supplied by Lipper Inc. Because the impact of the Strategic Transaction on the money market funds was not known, the Board received expense information based on complex-wide assets including the money market funds as part of Aston Funds and excluding the money market funds. The Board considered that the total expense ratio of certain Funds may increase as a result of lower complex-wide asset levels if the money market funds do not become part of

Aston Funds, but that the net change is estimated at one basis point or less for all Funds except ABN AMRO/Montag & Caldwell Balanced Fund, where it is estimated not to exceed two basis points.

     Costs and Profitability. With respect to the costs of services to be provided and profits to be realized by the investment adviser, the Board of Trustees considered the resources involved in managing the Funds in light of Aston's business model as well as fee waivers or expenses to be reimbursed by the investment adviser. The Board noted that, with respect to Funds subadvised by ABN AMRO, the subadviser will bear 50% of any fee waivers or expense reimbursements. The Board of Trustees received information regarding the expected profitability of Aston following the Strategic Transaction. Based upon anticipated asset size and the impact of fee waivers or expenses to be reimbursed by the investment adviser, the Board of Trustees concluded that profitability was expected to be reasonable.

     Economies of Scale. The Board of Trustees considered the extent to which economies of scale would be realized as the Funds grow. The Board of Trustees reviewed the Funds' estimated expense ratios giving effect to fee waivers or expenses to be reimbursed by the investment adviser, and considered the asset size of the Funds. The Board of Trustees concluded that at this time, the potential for economies of scale are limited for most Funds and that, where appropriate, the advisory fee schedules include breakpoints designed to share economies of scale with shareholders.

     Other Benefits to the Investment Adviser. The Board of Trustees also considered the nature and amount of fees to be paid by each Fund for services to be provided by Aston for administration services. The Board of Trustees also considered payments under the Rule 12b-1 distribution plan and noted that Aston currently does not intend to manage any Funds directly and therefore will not benefit from the use of "soft" commission dollars to pay for research and brokerage services.

     Conclusion. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board of Trustees, including all of the Independent Trustees, concluded that the terms of the New Advisory Agreement, including the proposed advisory fees, were fair and reasonable and that the New Advisory Agreement on behalf of each Fund should be approved.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT FOR EACH FUND.

REQUIRED VOTE


     Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as more fully described on page 2 above.


             PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENTS

INTRODUCTION

     ABN AMRO Asset Management, Inc. ("AAAM") currently has entered into an investment subadvisory agreement with respect to certain Funds (each, a "Current Subadvisory Agreement" and collectively, the "Current Subadvisory Agreements"), as set forth below:

           CURRENT SUBADVISED
                  FUNDS                                CURRENT SUBADVISER
           ------------------               -----------------------------------------
           ABN AMRO Value Fund              MFS Institutional Advisors, Inc. ("MFS")
          ABN AMRO Mid Cap Fund                  Optimum Investment Advisors, LP
                                                           ("Optimum")

     The date of each Current Subadvisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board is provided in Appendix E.

     In connection with the Strategic Transaction and Proposal 1 of this Proxy Statement, the Board met in person on May 9, 2006 for purposes of considering whether it would be in the best interests of each Current

Subadvised Fund and its shareholders to approve a new subadvisory agreement between Aston and the Current Subadvisers (each, a "New Subadvisory Agreement"). Additionally, the Board met for the purposes of considering whether it would be in the best interests of each Fund to engage ABN AMRO or additional subadvisers (Taplin, Canida and Habacht, Inc. ("Taplin") and McDonnell Investment Management, LLC ("McDonnell")) with respect to the remaining Funds (each also a "New Subadvisory Agreement" and collectively, the "New Subadvisory Agreements"). At the Board meeting, and for the reasons discussed below, the Board of Trustees, including all of the Independent Trustees, determined that a New Subadvisory Agreement was in the best interests of each Fund and its shareholders and approved a New Subadvisory Agreement for each Fund, subject to approval by shareholders. The Current Subadvisory Agreements will be terminated upon the effectiveness of the New Subadvisory Agreements.

     The proposed subadviser(s) to each Fund are as follows:


                                                    CURRENT ADVISER OR
                                                        SUBADVISER          NEW SUBADVISER
                                                    ------------------   ---------------------
ABN AMRO Balanced Fund                                    AAAM               AAAM (Equity)
                                                                         Taplin (Fixed Income)
ABN AMRO Bond Fund                                        AAAM                  Taplin
ABN AMRO Growth Fund                                      AAAM                   AAAM
ABN AMRO High Yield Bond Fund                             AAAM                   AAAM
ABN AMRO Investment Grade Bond Fund                       AAAM                  Taplin
ABN AMRO Mid Cap Fund                                    Optimum                Optimum
ABN AMRO Mid Cap Growth Fund                              AAAM                   AAAM
ABN AMRO Municipal Bond Fund                              AAAM                 McDonnell
ABN AMRO Real Estate Fund                                 AAAM                   AAAM
ABN AMRO Value Fund                                        MFS                    MFS
ABN AMRO/Montag & Caldwell Balanced Fund            Montag & Caldwell      Montag & Caldwell
ABN AMRO/Montag & Caldwell Growth Fund              Montag & Caldwell      Montag & Caldwell
ABN AMRO/River Road Dynamic Equity
Income Fund                                            River Road             River Road
ABN AMRO/River Road Small Cap Value Fund               River Road             River Road
ABN AMRO/TAMRO Large Cap Value Fund                       TAMRO                  TAMRO
ABN AMRO/TAMRO Small Cap Fund                             TAMRO                  TAMRO
ABN AMRO/Veredus Aggressive Growth Fund                  Veredus                Veredus
ABN AMRO/Veredus SciTech Fund                            Veredus                Veredus
ABN AMRO/Veredus Select Growth Fund                      Veredus                Veredus


     The 1940 Act requires the New Subadvisory Agreement for each Fund to be approved by the shareholders of that Fund in order for it to become effective. The Board of Trustees recommends that shareholders approve the New Subadvisory Agreement(s) for each Fund. In the event shareholders of a Fund do not approve the New Subadvisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. If shareholders of a Fund do not approve the New Advisory Agreement with Aston, then the New Subadvisory Agreement will not take effect and the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. Although shareholders of each Fund vote separately with respect to proposals affecting their Fund, the proposals are dependent on each other. If the Requisite Shareholder Approval (as defined above) is not obtained, then ABN AMRO and Highbury are not obligated to consummate the Strategic Transaction. The form of the New Subadvisory Agreement is attached hereto as Appendix F.

COMPARISON OF CURRENT SUBADVISORY AGREEMENTS AND NEW SUBADVISORY AGREEMENTS

     The terms of the New Subadvisory Agreements are the same in all material respects as the terms of the Current Subadvisory Agreements, except for the date of effectiveness and except as described below. With respect to each Fund currently managed by ABN AMRO as investment adviser, it is proposed that Aston will enter into a New Subadvisory Agreement with ABN AMRO or another subadviser as described above.

     If approved by shareholders of a Fund and assuming the Strategic Transaction is consummated, the New Subadvisory Agreement for the Fund will be effective as of the closing date and will have an initial term ending on December 31, 2007 (if the Strategic Transaction closes before December 31, 2006) or December 31, 2008 (if the Strategic Transaction closes on or after December 31, 2006). Each New Subadvisory Agreement will continue in effect from year to year thereafter if such continuance is approved on behalf of the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Subadvisory Agreements to the terms of the New Subadvisory Agreements.

     Subadvisory Services. The advisory services to be provided by the subadviser to each Fund under the New Subadvisory Agreement will be identical to the advisory services provided under the Current Subadvisory Agreements. Both the Current Subadvisory Agreements and New Subadvisory Agreements provide that the subadviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the investment adviser to the subadviser, all on behalf of the Fund and subject to oversight of the Trust's Board and the supervision of the investment adviser. In performing its duties under both the Current Subadvisory Agreements and the New Subadvisory Agreements, the subadviser will monitor the Fund's investments and will comply with the provisions of the Trust's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund.

     The New Subadvisory Agreement includes several provisions designed to accommodate the use of multiple managers and/or a "manager of managers" structure. The New Subadvisory Agreement (i) permits the investment adviser to allocate portions of the portfolio to different investment managers; (ii) prohibits each subadviser from consulting with other subadvisers engaged by the investment adviser, except for affiliates; and (iii) requires shareholder approval for amendments to the Agreement only if required by law. The current Subadvisory Agreements do not include these provisions.

     Compensation. Under both the Current Subadvisory Agreements and the New Subadvisory Agreements, the investment adviser pays the subadviser a management fee out of the investment advisory fee it receives from the Fund. The subadvisory fee rate payable by the investment adviser to MFS with respect to ABN AMRO Value Fund and Optimum with respect to ABN AMRO Mid Cap Fund under the New Subadvisory Agreements is identical to the subadvisory fee paid under the Current Subadvisory Agreements. For all other Funds, Aston will pay the subadviser an advisory fee rate equal to fifty percent (50%) of the investment advisory fee payable to Aston less fee waivers, expense reimbursements and payments to third parties for distribution-related services.

     The annual rate of portfolio management fees payable to each Subadviser under the Current Subadvisory Agreements and the New Subadvisory Agreements and the fees paid by ABN AMRO to each Subadviser with respect to each Fund that is currently subadvised during each Fund's last fiscal year are set forth in Appendix G to this Proxy Statement. Appendix G also includes the advisory fee rates and net assets of funds not included in this Proxy Statement advised by each Subadviser with similar investment objectives and policies as the Funds.

     Brokerage. Both the Current Subadvisory Agreements and New Subadvisory Agreements authorize the subadviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the subadviser. Both agreements permit the subadviser to rely on Section 28(e) of the Securities Exchange Act of 1934 in placing brokerage transactions. Under that Section, a commission paid to a broker may be higher that which another qualified broker would have charged for effecting the same transaction, provided that the subadviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the subadviser to the Funds and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

     Payment of Expenses. Under each Current Subadvisory Agreement and New Subadvisory Agreement, the subadviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

     Limitation on Liability. Under the Current Subadvisory Agreement and New Subadvisory Agreement, the subadviser and its directors, officers, stockholders, employees and agents will not be liable for any error of judgment or mistake of law or for any loss suffered by the subadviser or the Trust in connection with any matters to which the subadviser relates or for any other act or omission in the performance by subadviser of its duties under the Agreement, except that nothing in the Agreement shall be construed to protect the subadviser against any liability by reason of the subadviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or for its reckless disregard of its obligations or duties under the Agreement.

     Continuance. The Current Subadvisory Agreement of each Fund originally was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve a New Subadvisory Agreement for that Fund and assuming consummation of the Strategic Transaction, the New Subadvisory Agreement will be effective as of the closing date and will have an initial term ending on December 31, 2007 (if the Strategic Transaction closes before December 31, 2006) or December 31, 2008 (if the Strategic Transaction closes on or after December 31, 2006). Thereafter, each Fund's New Subadvisory Agreement may be continued for successive one-year periods if such continuance is approved on behalf of the Fund at least annually in the manner required by the 1940 Act.

     Termination. The Current Subadvisory Agreement and New Subadvisory Agreement for each Subadvised Fund provide that the agreement may be terminated at any time without the payment of any penalty by the investment adviser on sixty (60) days' written notice to the subadviser. The Current Subadvisory Agreement and New Subadvisory Agreement may also be terminated by a Subadvised Fund with respect to that Fund by action of the Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days' written notice.

ADDITIONAL INFORMATION

     Under the terms of the definitive agreement between Highbury and ABN AMRO, ABN AMRO has agreed not to terminate any New Subadvisory Agreement for a period of five (5) years following the closing of the Strategic Transaction.

INFORMATION ABOUT THE SUBADVISERS


     AAAM. ABN AMRO Asset Management, Inc., located at 161 N. Clark Street, 9th floor, Chicago, Illinois 60601, is the investment adviser to several ABN AMRO Funds. Under Proposal 2 of this Proxy Statement, it is proposed that AAAM would serve as subadviser to ABN AMRO Growth Fund, ABN AMRO Mid Cap Growth Fund, ABN AMRO Real Estate Fund, ABN AMRO High Yield Bond Fund and the equity component of the ABN AMRO Balanced Fund. As of March 31, 2006, AAAM managed approximately $20.3 billion in assets, consisting primarily of institutional accounts, including insurance, pension and profit sharing accounts. Effective January 1, 2006, ABN AMRO Asset Management (USA) LLC ("AAAM LLC") merged into AAAM. Prior to the merger, AAAM LLC was the investment adviser to ABN AMRO Value Fund, ABN AMRO Real Estate Fund and ABN AMRO High Yield Bond Fund. As of the date of the merger, AAAM assumed AAAM LLC's responsibilities under AAAM LLC's investment advisory agreements with those Funds and related subadvisory agreements and became the Funds' investment adviser. AAAM is a subsidiary of ABN AMRO Asset Management Holdings Inc. and is an indirect and wholly owned subsidiary of ABN AMRO Holding N.V.

     Montag. Montag & Caldwell, Inc. currently serves as investment adviser to ABN AMRO/Montag & Caldwell Balanced Fund and ABN AMRO/Montag & Caldwell Growth Fund, and under Proposal 2 of this Proxy Statement it is proposed that Montag & Caldwell would serve as the subadviser to those Funds. Montag & Caldwell is located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326. The firm was founded in 1945 and is a wholly owned subsidiary of ABN AMRO Asset Management Holdings, Inc. ABN AMRO Asset Management Holdings, Inc. is an indirect and wholly owned subsidiary of ABN AMRO Holding, N.V. As of March 31, 2006, Montag & Caldwell managed approximately $22.4 billion in assets.


     TAMRO. TAMRO Capital Partners LLC currently serves as the investment adviser to ABN AMRO/ TAMRO Large Cap Value Fund and ABN AMRO/TAMRO Small Cap Fund and under Proposal 2 of this Proxy Statement it is proposed that TAMRO would serve as subadviser to those Funds. TAMRO is located at 1660 Duke Street, Alexandria, VA 22314. TAMRO was founded in 2000 and is a subsidiary of ABN AMRO Asset Management Holdings, Inc. ABN AMRO Asset Management Holdings, Inc. is an indirect and wholly owned subsidiary of ABN AMRO Holding, N.V. As of March 31, 2006, TAMRO managed approximately $435 million in assets.

     Veredus. Veredus Asset Management LLC currently serves as the investment adviser to ABN AMRO/ Veredus Aggressive Growth Fund, ABN AMRO/Veredus SciTech Fund and ABN AMRO/Veredus Select Growth Fund and under Proposal 2 of this Proxy Statement it is proposed that Veredus would serve as subadviser to those Funds. Veredus is located at One Paragon Center, 6060 Dutchmans Lane, Suite 330, Louisville, Kentucky 40205. Veredus was founded in 1998 and is partially owned by ABN AMRO Asset Management Holdings, Inc. ABN AMRO Asset Management Holdings, Inc. is an indirect and wholly owned subsidiary of ABN AMRO Holding, N.V. As of March 31, 2006, Veredus managed approximately $2.8 billion in assets.

     River Road. River Road Asset Management, LLC currently serves as investment adviser to ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO/River Road Small Cap Value Fund, and under Proposal 2 of this Proxy Statement it is proposed that River Road would serve as subadviser to those Funds. River Road is located at Meidinger Tower, Suite 1600, 462 South Fourth Street, Louisville, Kentucky 40202. River Road was founded in 2005 and is partially owned by ABN AMRO Asset Management Holdings, Inc. ABN AMRO Asset Management Holdings, Inc. is an indirect and wholly owned subsidiary of ABN AMRO Holding, N.V. As of March 31, 2006, River Road managed approximately $696 million in assets.

     MFS. MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, Massachusetts 02116, currently serves as the subadviser of ABN AMRO Value Fund, pursuant to a subadvisory agreement with AAAM. Under Proposal 2 of this Proxy Statement, it is proposed that MFS will continue to serve as subadviser to ABN AMRO Value Fund. MFS is a wholly owned subsidiary of Massachusetts Financial Services Company. MFS, a Delaware corporation, is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly owned subsidiary of Sun Life Financial Corp., 150 King Street West, 14th Floor, Toronto, Canada M5H IJ9, which in turn is a wholly owned subsidiary of Sun Life Financial at the same address. As of March 31, 2006, MFS managed approximately $170 billion in assets.


     McDonnell. McDonnell Investment Management, LLC, 1515 West 22nd Street, 11th Floor, Oak Brook, Illinois 60523, provides investment management services to institutional investors as well as mutual funds. Under Proposal 2 of this Proxy Statement, it is proposed that McDonnell will serve as subadviser for ABN AMRO Municipal Bond Fund. McDonnell was founded in 2001. McDonnell has approximately $10 billion in assets under management as of March 31, 2006.


     Optimum. Optimum Investment Advisors, LP, 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606, currently serves as subadviser to ABN AMRO Mid Cap Fund pursuant to a subadvisory agreement with AAAM and is located at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606. Under Proposal 2 of this Proxy Statement, it is proposed that Optimum will continue to serve as subadviser to ABN AMRO

Mid Cap Fund. As of March 31, 2006, Optimum managed more than $1.4 billion in assets for institutional and high-net-worth clients.

     Taplin. Taplin, Canida & Habacht, Inc., 1001 Brickell Bay Drive, Suite 2100 Miami, Florida 33131, provides investment management services to high-net-worth individuals and institutional accounts. Under Proposal 2 of this Proxy Statement, it is proposed that Taplin will serve as subadviser with respect to ABN AMRO Bond Fund, ABN AMRO Investment Grade Bond Fund and the fixed income component of ABN AMRO Balanced Fund. Taplin was founded in 1985 and has approximately $6.5 billion in assets under management as of March 31, 2006.


     Information regarding the principal executive officers and directors of each subadviser is shown in Appendix H.


FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE ABN AMRO SUBADVISORY AGREEMENTS

     The 1940 Act requires each New Subadvisory Agreement between Aston and a proposed subadviser with respect to a Fund to be approved by both the Board of Trustees and a majority of the Independent Trustees voting separately. At a special meeting on May 9, 2006, the Board of Trustees, including all the Independent Trustees, determined that the terms of the New Subadvisory Agreement with each proposed subadviser are fair and reasonable and approved each New Subadvisory Agreement as being in the best interests of each Fund and its shareholders. The Board of Trustees, including all of the Independent Trustees, believes that the New Subadvisory Agreements with ABN AMRO will enable the Funds to continue to enjoy high-quality investment advisory services at costs that the Board believes are appropriate, reasonable and in the best interests of the Funds and their shareholders. In making such determinations, the Board of Trustees, including all of the Independent Trustees, considered materials received specifically relating to the approval of the New Subadvisory Agreements in connection with the Strategic Transaction. The Board also received extensive information throughout the year regarding performance results of the Funds and their past experience with ABN AMRO. The Independent Trustees met separately from the "interested" Trustees of the Trust and any officers of the current and proposed investment adviser and subadvisers or their affiliates to consider approval of the New Subadvisory Agreements with ABN AMRO and were assisted by independent legal counsel in their deliberations.

     In evaluating the New Subadvisory Agreement with respect to each Fund, the Board of Trustees reviewed materials furnished by Aston and ABN AMRO. The Board considered information received at its December 2005 meeting regarding the annual continuance of the Current Investment Advisory Agreements and Current Subadvisory Agreements and received updates to such information, as appropriate, to reflect the impact of the Strategic Transaction and events specific to each subadviser. Among other information, the Board of Trustees received information regarding: (1) the nature, extent and quality of the services provided to the Funds, including information regarding the personnel involved in the investment process; (2) the subadvisory fees to be charged and estimated total expense ratios of the Funds compared to a relevant peer group of funds based on information provided by Lipper Inc.; (3) fee waivers or expenses to be reimbursed by the investment adviser and subadviser; and (4) benefits to be received by the subadvisers and their affiliates from their relationship with the Funds. The Board also considered the terms of the strategic partnership between Highbury and ABN AMRO contained in the definitive agreement between the parties, including ABN AMRO's commitment not to terminate any New Subadvisory Agreement for a period of five (5) years following the closing of the Strategic Transaction.

     In considering the New Subadvisory Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The following summary does not detail all the matters considered. Among the matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the New Subadvisory Agreements with ABN AMRO were the following:

     Nature, Quality and Extent of Services. The Board of Trustees considered the nature and quality of services currently provided by ABN AMRO and expected to be provided following the Strategic Transaction, including investment performance. The Board of Trustees considered the past performance of each Fund as well as separate accounts managed by each proposed subadviser with substantially the same objectives, policies and strategies as the Funds and compared such performance to that of a peer group of funds based on information provided by Lipper Inc. With respect to AAAM, the Board received information regarding interim and long-term plans to address recent turnover of certain management and compliance personnel. The Board of Trustees concluded that AAAM, Montag & Caldwell, Veredus, TAMRO and River Road each continue to be well qualified to manage the Funds for which they will serve as subadviser to Aston.

     The Board of Trustees received information regarding the impact of the Strategic Transaction on ABN AMRO, including the terms of the strategic partnership with Highbury. The Board noted that ABN AMRO does not anticipate any changes in portfolio management in connection with the Strategic Transaction.

     The Board noted that the subadvisory agreements are essentially agreements for portfolio management services only and the subadvisers were not expected to supply any significant administrative services to the Funds. The Board determined that the nature, quality and extent of services historically have been, and would continue to be, of high quality following the Strategic Transaction.

     Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the New Subadvisory Agreements as well as the overall management fee structure of the Funds. The Board considered that the advisory fee rate paid by each Fund would not change as a result of the Strategic Transaction and that the subadvisory fee rate was negotiated at arm's length between Aston and ABN AMRO and that Aston will compensate the subadviser from its fees. The Board received information regarding the expected impact of the Strategic Transaction on the profitability of ABN AMRO.

     As part of its review of the New Advisory Agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board of Trustees reviewed the Funds' estimated expense ratios giving effect to fee waivers or expenses to be reimbursed by the investment adviser and ABN AMRO, and considered the asset size of the Funds. The Board of Trustees concluded that at this time, the potential for economies of scale are limited for most Funds and that, where appropriate, the advisory fee schedules include breakpoints designed to share economies of scale with shareholders.

     Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits received by ABN AMRO, including the benefits arising from the strategic partnership with Highbury and Aston in connection with the Strategic Transaction. The Board considered potential benefits from the use of "soft dollars," including the use of portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that any incidental benefits to be received by the subadviser from their relationship with the Funds were reasonable.

     Conclusion. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board of Trustees, including all of the Independent Trustees, concluded that the terms of the New Subadvisory Agreements were fair and reasonable and that the New Subadvisory Agreements with ABN AMRO should be approved.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE SUBADVISORY AGREEMENTS FOR MFS, MCDONNELL, OPTIMUM AND TAPLIN

     The Board of Trustees approved a New Subadvisory Agreement with respect to ABN Bond Fund, ABN Investment Bond Fund and the fixed income component of ABN AMRO Balanced Fund between Aston and Taplin, Canida & Habacht, Inc. and a New Subadvisory Agreement for ABN AMRO Municipal Bond Fund between Aston and McDonnell Investment Management, LLC at a special meeting on May 9, 2006. The Board of Trustees also approved New Subadvisory Agreements with Optimum Investment Advisors, LP for Aston/Optimum Mid Cap Fund and MFS Institutional Advisors, Inc. for Aston Value Fund. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the New Subadvisory Agreement for each Fund. Among the matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the New Subadvisory Agreements were the following:

     Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services expected to be provided under the New Subadvisory Agreements. The Board considered the reputation, qualifications and background of the proposed subadvisers, the investment approach of each subadviser, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered performance of mutual funds and separately managed accounts with similar investment objectives and policies as those of the Funds. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services expected to be provided by each subadviser are expected to be satisfactory.

     Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the New Subadvisory Agreement as well as the overall management fee structure of the Funds. The Board considered that the subadvisory fee rate was negotiated at arm's length between Aston and the subadviser, each an unaffiliated third party, and that Aston will compensate each subadviser from its fees. Accordingly, the Board considered the estimated profitability of Aston but concluded that the estimated profitability of the subadvisers was not relevant to its evaluation.

     As part of its review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Funds and whether the Funds will benefit from any economies of scale. The Board concluded that the economies of scale were not available at this time.

     Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits received by each subadviser. The Board considered potential benefits from the use of "soft dollars," noting that the subadvisers generally do use portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that any incidental benefits to be received by the subadvisers from its relationship with the Funds are expected to be reasonable.

     Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of each New Subadvisory Agreement are fair and reasonable and that the approval of each New Subadvisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE NEW SUBADVISORY AGREEMENT FOR THEIR FUND.

REQUIRED VOTE


     Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as more fully described on page 2 above.


        PROPOSAL 3: APPROVAL OF PROPOSAL TO PERMIT THE FUNDS' INVESTMENT
              ADVISER TO HIRE AND REPLACE SUBADVISERS OR TO MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

     Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund cannot select subadvisers and enter into a subadvisory agreement without obtaining shareholder approval of the agreement. Shareholders must also approve any material amendments to an existing subadvisory agreement between an adviser and a subadviser. Accordingly, the Board of Trustees has called the Special Meeting to seek shareholder approval of the Subadvisory Agreements as described in Proposal 2. Similarly, a shareholder vote would be required in the future should the Funds' Board of Trustees and/or Aston determine that it is in the best interests of a Fund to employ a subadviser other than a Fund's current subadviser.

     If a Fund were to apply for and receive an exemption from the requirements under Section 15(a) of the 1940 Act from the SEC (a "SEC Order"), then that Fund would not be required to seek shareholder approval of proposed changes in subadvisers or subadvisory agreements. In 2003, the SEC proposed a new rule, Rule 15a-5 under the 1940 Act ("Rule 15a-5"), that would permit one or more advisers to act as subadvisers to a mutual fund without shareholder approval. If adopted, the proposed rule would eliminate the need for a fund to obtain an SEC Order before its investment adviser may engage subadvisers or amend subadvisory arrangements without shareholder approval. Rule 15a-5, as proposed, would require that the subadvisers retained to manage a fund be unaffiliated with the investment adviser, directors, trustees and officers of the investment adviser and the fund.

     This structure is commonly known as a "manager of managers" structure. The Board of Trustees believes that the "manager of managers" structure may benefit shareholders by allowing Aston to terminate poorly performing subadvisers and hire new subadvisers without shareholder approval, which would eliminate the need for the Funds to hold a shareholder meeting, which can be costly and time consuming.

     If Rule 15a-5 is adopted as proposed, Aston will comply with the conditions of the rule prior to engaging a new subadviser or modifying subadvisory agreements without shareholder approval. If Rule 15a-5 is not adopted in the near future, the Funds may consider seeking a SEC Order. In either case, a fund must obtain shareholder approval before it may implement the "manager of managers" structure. Because a Special Meeting has been called for purposes of obtaining shareholder approval of the New Advisory Agreement and New Subadvisory Agreements, the Board of Trustees of the Funds deemed it advisable to recommend that shareholders approve the "manager of managers" arrangement at the same time, to avoid the time and expense of holding another shareholder meeting in the future.


     Even if shareholders of each Fund approve this proposal, such a structure would not become effective until the Board of Trustees decides to implement the structure, and a Fund applies for and obtains an exemption from the requirements under Section 15(a) of the Investment Company Act of 1940, as amended, or the SEC adopts proposed Rule 15a-5. There is no guarantee that a Fund will apply for, or obtain, a SEC Order or that the SEC will adopt Rule 15a-5 as currently proposed permitting the "manager of managers" structure described above.



     Any engagement or termination of a subadviser or any change in a subadvisory agreement would require approval of the Board of Trustees of the Funds, including the Independent Trustees, even if this "manager of managers" proposal is approved by the shareholders. The "manager of managers" structure would not permit Aston to increase the investment advisory fees paid by each Fund without shareholder approval. Aston could retain only unaffiliated subadvisers to manage the Funds under current law and would comply with any other conditions required by Rule 15a-5 or a SEC Order, as applicable, including providing an information statement to shareholders within 90 days of a change in subadviser. The Board of Trustees believes that each Fund may benefit from a "manager of managers" structure in the future because it would allow Aston to retain or replace subadvisers without the delay and cost associated with holding a shareholder meeting and soliciting proxies.


THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSAL TO PERMIT ASTON TO HIRE AND REPLACE SUBADVISERS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

REQUIRED VOTE


     Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as more fully described on page 2 above.


                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Under Delaware law, the Trust is not required to hold annual shareholders' meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Trust's shares entitled to vote. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities

Exchange Act of 1934 and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                         DISTRIBUTOR AND ADMINISTRATOR

     Set forth below are the names and addresses of the Trust's administrator and distributor.

ADMINISTRATOR                                     DISTRIBUTOR
-------------                                     -----------
ABN AMRO Investment Fund Services, Inc.           ABN AMRO Distribution Services (USA) Inc.
161 N. Clark Street                               760 Moore Road
Chicago, IL 60601                                 King of Prussia, PA 19406


     During the fiscal year ended October 31, 2005, the Trust paid ABN AMRO Investment Fund Services, Inc. $5,725,403 for providing administrative services to the Trust, of which $3,225,854 was paid to PFPC, Inc., as subadministrator. If shareholders approve the proposals described in this Proxy Statement, the administrative services will be provided by Aston under a separate administrative agreement with the Trust.


                         EXPENSES OF PROXY SOLICITATION

     It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telephone, telegraph, facsimile or Internet or in person. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies will be paid ABN AMRO, and not by the Funds. The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $100,000, plus reasonable expenses.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board,

                                          Gerald F. Dillenburg

                                          Senior Vice President, Secretary and
                                          Treasurer

                              INDEX OF APPENDICES

APPENDIX A:  BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES
APPENDIX B:  DATES RELATING TO CURRENT ADVISORY AGREEMENTS
APPENDIX C:  FORM OF NEW ADVISORY AGREEMENT
APPENDIX D:  ADVISORY FEE RATES AND AGGREGATE ADVISORY FEES PAID DURING
             LAST FISCAL YEAR
APPENDIX E:  DATES RELATING TO CURRENT SUBADVISORY AGREEMENTS
APPENDIX F:  FORM OF NEW SUBADVISORY AGREEMENT
APPENDIX G:  SUBADVISORY FEE RATES AND AGGREGATE SUBADVISORY FEES PAID
APPENDIX H:  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS
APPENDIX I:  FUND SHARES OWNED BY TRUSTEES AND OFFICERS

                                   APPENDIX A

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES


                                       TITLE OF           NAME AND ADDRESS OF            NUMBER OF     PERCENT OF
FUND                                    CLASS               BENEFICIAL OWNER            SHARES OWNED     CLASS
----                                   --------   ------------------------------------  ------------   ----------
ABN AMRO Balanced Fund...............  Class N    DCGT as TTEE and/or Cust.              3,104,697       42.25%
                                                  FBO Various Qualified Plans
                                                  Attn: NPIO Trade Desk
                                                  711 High Street
                                                  Des Moines, IA 50303
ABN AMRO Balanced Fund...............  Class N    DCGT as TTEE and/or CUST                 956,675       13.02%
                                                  FBO Various Qualified Plans
                                                  Attn: NPIO Trade Desk
                                                  711 High Street
                                                  Des Moines, IA 50303
ABN AMRO Bond Fund...................  Class I    LaSalle National Bank as TTEE          2,440,931       44.89%
                                                  P.O. Box 1443
                                                  Chicago, IL 60690-1443
ABN AMRO Bond Fund...................  Class I    DCGT as TTEE and/or Custodian          1,455,114       26.76%
                                                  FBO Various Qualified Plans
                                                  Attn: NPIO Trade Desk
                                                  711 High Street
                                                  Des Moines, IA 50303
ABN AMRO Bond Fund...................  Class I    LaSalle Bank                             707,918       13.02%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690
ABN AMRO Bond Fund...................  Class I    LaSalle Bank                             361,411        6.65%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690
ABN AMRO Bond Fund...................  Class I    Wilmington Trust Company TTEE FBO        292,140        5.37%
                                                  Griffith Laboratories
                                                  Supp. Ret. & Savings Plan
                                                  c/o Mutual Funds
                                                  P.O. Box 8880
                                                  Wilmington, DE 19899-8880
ABN AMRO Bond Fund...................  Class N    DCGT as TTEE and/or Cust.              2,115,562       17.78%
                                                  FBO Various Qualified Plans
                                                  Attn: NPIO Trade Desk
                                                  711 High Street
                                                  Des Moines, IA 50303
ABN AMRO Growth Fund.................  Class I    LaSalle Bank                           9,744,137       48.30%
                                                  Omnibus 72
                                                  P.O. Box 1443
                                                  Chicago, IL 60690
ABN AMRO Growth Fund.................  Class I    PricewaterhouseCoopers LLP             4,244,416       21.04%
                                                  Savings Plan For Employees &
                                                  Partners
                                                  Attn: Yvonne Smith
                                                  One Wall St., 12 Fl.
                                                  New York, NY 10286
ABN AMRO Growth Fund.................  Class I    Bank Of New York                       2,566,478       12.72%
                                                  Custodian FBO
                                                  PricewaterhouseCoopers EMP
                                                  Retirement Benn Accumulation Plan
                                                  Attn: Yvonne Smith
                                                  One Wall Street, 12th Floor
                                                  New York, NY 10286

                                       TITLE OF           NAME AND ADDRESS OF            NUMBER OF     PERCENT OF
FUND                                    CLASS               BENEFICIAL OWNER            SHARES OWNED     CLASS
----                                   --------   ------------------------------------  ------------   ----------
ABN AMRO Growth Fund.................  Class I    Charles Schwab & Co. Inc.              1,095,746        5.43%
                                                  Special Custody Acct for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO Growth Fund.................  Class N    Charles Schwab & Co. Inc.              6,465,702       26.33%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO Growth Fund.................  Class N    DCGT as TTEE and/or Cust.              2,461,745       10.03%
                                                  FBO Various Qualified Plans
                                                  Attn: NPIO Trade Desk
                                                  711 High Street
                                                  Des Moines, IA 50303
ABN AMRO Growth Fund.................  Class R    Nationwide Trust Company FSB              42,893       53.25%
                                                  c/o IPO Portfolio Accounting
                                                  P.O. Box 182029
                                                  Columbus, OH 43218-2029
ABN AMRO Growth Fund.................  Class R    Merrill Lynch Pierce Fenner & Smith       19,672       24.42%
                                                  Inc. for the Sole Benefit of its
                                                  Customers
                                                  Attn: Service Team
                                                  4800 Deer Lake Dr. East, 3rd Fl.
                                                  Jacksonville, FL 32246
ABN AMRO Growth Fund.................  Class R    Patterson & Co. FBO Team Health Inc.      15,847       19.67%
                                                  1525 W. Wt Harris Blvd.
                                                  Charlotte, NC 28288-1151
ABN AMRO High Yield Bond Fund........  Class I    ABN AMRO Asset Mgmt. Holdings Inc.     1,599,986       99.26%
                                                  Attn: Seymour Newman Mailstop 09TF
                                                  161 N. Clark St.
                                                  Chicago, IL 60601
ABN AMRO High Yield Bond Fund........  Class N    ABN AMRO Asset Mgmt. Holdings Inc.       399,986       77.99%
                                                  Attn: Seymour Newman Mailstop 09TF
                                                  161 N. Clark St.
                                                  Chicago, IL 60601
ABN AMRO Investment Grade Bond
  Fund...............................  Class I    LaSalle Bank                           1,075,788       34.90%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690
ABN AMRO Investment Grade Bond
  Fund...............................  Class I    La Salle Bank NA TTEE                    906,219       29.40%
                                                  P.O. Box 1443
                                                  Chicago, IL 60690-1443
ABN AMRO Investment Grade Bond
  Fund...............................  Class I    LaSalle Bank                             818,755       26.56%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690
ABN AMRO Investment Grade Bond
  Fund...............................  Class N    LaSalle Bank                              93,928       24.72%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690

                                       TITLE OF           NAME AND ADDRESS OF            NUMBER OF     PERCENT OF
FUND                                    CLASS               BENEFICIAL OWNER            SHARES OWNED     CLASS
----                                   --------   ------------------------------------  ------------   ----------
ABN AMRO Investment Grade Bond
  Fund...............................  Class N    ABN AMRO Inv. Trust Co. Cust.             34,613        9.11%
                                                  FBO Sara L. Anschuetz
                                                  Rollover IRA
                                                  435 Adams Street
                                                  Denver, CO 80206
ABN AMRO Investment Grade Bond
  Fund...............................  Class N    ABN AMRO Inv. Trust Co. Cust.             31,174        8.21%
                                                  FBO Claude Lo Piccolo
                                                  Rollover IRA
                                                  14713 Golf Road
                                                  Orland Park, IL 60462
ABN AMRO Investment Grade Bond
  Fund...............................  Class N    ABN AMRO Inv. Trust Co. Cust.             22,154        5.83%
                                                  IRA Rollover
                                                  FBO Thomas M. Ferraro
                                                  92 Barrett Ave.
                                                  Stamford, CT 06905
ABN AMRO Mid Cap Fund................  Class I    James M. Carn TTEE                     1,372,455       44.54%
                                                  Standard Insurance Company Trust
                                                  1100 SW Sixth Avenue
                                                  Portland, OR 97204-1093
ABN AMRO Mid Cap Fund................  Class I    Charles Schwab & Co. Inc.                568,992       18.47%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO Mid Cap Fund................  Class I    Union Bank TR Nominee FBO                180,136        5.85%
                                                  Selectbenefit
                                                  Omnibus
                                                  P.O. Box 85484
                                                  San Diego, CA 92186
ABN AMRO Mid Cap Fund................  Class I    AMG Guaranty Trust                       171,344        5.56%
                                                  FBO Haws & Co.
                                                  6501 E. Belleview Ave., Ste. 400
                                                  Englewood, CO 80111-6020
ABN AMRO Mid Cap Fund................  Class I    LaSalle Bank NA                          154,255        5.01%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690-1443
ABN AMRO Mid Cap Fund................  Class N    Charles Schwab & Co. Inc.              4,477,924       18.71%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO Mid Cap Fund................  Class N    Wells Fargo Bank NA FBO                1,590,514        6.65%
                                                  RPS ABN AMRO Mid Cap (N)
                                                  P.O. Box 1533
                                                  Minneapolis, MN 55480
ABN AMRO Mid Cap Growth Fund.........  Class N    ABN AMRO Asset Mgmt. Holdings Inc.       100,000       91.97%
                                                  Attn: Seymour Newman Mailstop 09TF
                                                  161 N. Clark St.
                                                  Chicago, IL 60601

                                       TITLE OF           NAME AND ADDRESS OF            NUMBER OF     PERCENT OF
FUND                                    CLASS               BENEFICIAL OWNER            SHARES OWNED     CLASS
----                                   --------   ------------------------------------  ------------   ----------
ABN AMRO Mid Cap Growth Fund.........  Class N    National Investor Services                 6,083        5.60%
                                                  55 Water Street, 32nd Floor
                                                  New York, NY 10041
ABN AMRO Municipal Bond Fund.........  Class N    LaSalle National Bank as TTEE          1,251,900       19.10%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690-1443
ABN AMRO Municipal Bond Fund.........  Class N    Charles Schwab & Co. Inc.                566,229        8.64%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO Real Estate Fund............  Class I    LaSalle Bank                           2,551,608         100%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690
ABN AMRO Real Estate Fund............  Class N    First Union National Bank FBO          2,614,828       71.35%
                                                  Various Retirement Plans
                                                  1525 West Wt Harris Blvd.
                                                  Charlotte, VA 28288-1151
ABN AMRO Real Estate Fund............  Class N    Charles Schwab & Co. Inc.                188,296        5.14%
                                                  Special Custodial Account For The
                                                  Benefit Of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery Street
                                                  San Francisco, CA 94104-4122
ABN AMRO Value Fund..................  Class I    LaSalle Bank                          17,418,116         100%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690
ABN AMRO Value Fund..................  Class N    Wachovia Bank FBO                      6,732,555       89.23%
                                                  Various Retirement Plans
                                                  1525 West Wt Harris Blvd.
                                                  Charlotte, NC 28288-1151
Montag & Caldwell Balanced Fund......  Class I    DCGT as TTEE and/or Custodian            386,647       48.78%
                                                  FBO Various Qualified Plans
                                                  Attn: NPIO Trade Desk
                                                  711 High Street
                                                  Des Moines, IA 50303
Montag & Caldwell Balanced Fund......  Class I    State St. Bank Cust.                     178,129       22.47%
                                                  W-S Foundation & The W-S Found Inc.
                                                  Master Cust. & Sub Accounting Srvcs.
                                                  Agreement
                                                  Montag & Caldwell
                                                  860 West Fifth Street
                                                  Winston Salem, NC 27101-2506
Montag & Caldwell Balanced Fund......  Class I    Fidelity Investments Institutional        94,046       11.87%
                                                  Oper Co. Inc. FIIOC as Agent for
                                                  Certain Employee Benefit Plans
                                                  100 Magellan Way
                                                  Mailzone KW1C
                                                  Covington, KY 41015-1987

                                       TITLE OF           NAME AND ADDRESS OF            NUMBER OF     PERCENT OF
FUND                                    CLASS               BENEFICIAL OWNER            SHARES OWNED     CLASS
----                                   --------   ------------------------------------  ------------   ----------
Montag & Caldwell Balanced Fund......  Class I    John Reitinger & Sue J. Reitinger         61,631        7.78%
                                                  701 Glenwood Cir.
                                                  Fairview, TX 75069-9166
Montag & Caldwell Balanced Fund......  Class I    ABN AMRO Inv Trust Co. Custodian FBO      41,103        5.19%
                                                  George Jaleel
                                                  IRA Rollover
                                                  3834 Saint Anne's Court
                                                  Duluth, GA 30096-3161
ABN AMRO/Montag & Caldwell Balanced
  Fund...............................  Class N    DCGT as TTEE and/or Cust.                495,344       21.05%
                                                  FBO Various Qualified Plans
                                                  Attn: NPIO Trade Desk
                                                  711 High Street
                                                  Des Moines, IA 50303
ABN AMRO/Montag & Caldwell Balanced
  Fund...............................  Class N    Wilmington Trust Co.                     173,519        7.37%
                                                  TTEE FBO Provena Health (Servantcor)
                                                  Corp.
                                                  c/o Mutual Funds
                                                  1100 North Market Street
                                                  Wilmington, DE 19801
ABN AMRO/Montag & Caldwell Balanced
  Fund...............................  Class N    Wilmington Trust Co.                     165,833        7.05%
                                                  TTEE FBO Provena Health Ret. Savings
                                                  Plan
                                                  c/o Mutual Funds
                                                  1100 North Market St.
                                                  Wilmington, DE 19801
Montag & Caldwell Growth Fund........  Class I    Charles Schwab & Co. Inc.              4,646,632        7.82%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
Montag & Caldwell Growth Fund........  Class I    First Union National Bank FBO          4,632,907        7.80%
                                                  Various Retirement Plans
                                                  1525 West Wt Harris Blvd.
                                                  Charlotte, VA 28288-1151
Montag & Caldwell Growth Fund........  Class I    LaSalle Bank                           3,284,234        5.53%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690
ABN MRO/Montag & Caldwell Growth
  Fund...............................  Class N    Charles Schwab & Co. Inc.              7,067,682       18.94%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN MRO/Montag & Caldwell Growth
  Fund...............................  Class N    Scudder Trust Company TTEE             3,579,804        9.59%
                                                  FBO DB Matched Savings Plan
                                                  P.O. Box 1757
                                                  Salem, NH 03079-1143
ABN AMRO/Montag & Caldwell Growth
  Fund...............................  Class N    Salomon Smith Barney Inc.              3,250,603        8.71%
                                                  388 West 34th St.-3rd Floor
                                                  New York, NY 10001

                                       TITLE OF           NAME AND ADDRESS OF            NUMBER OF     PERCENT OF
FUND                                    CLASS               BENEFICIAL OWNER            SHARES OWNED     CLASS
----                                   --------   ------------------------------------  ------------   ----------
ABN AMRO/Montag & Caldwell Growth
  Fund...............................  Class R    Nationwide Trust Company FSB              30,487       89.64%
                                                  c/o IPO Portfolio Accounting
                                                  P.O. Box 182029
                                                  Columbus, OH 43218-2029
ABN AMRO/Montag & Caldwell Growth
  Fund...............................  Class R    MG Trust Company Cust. FBO                 2,267        6.67%
                                                  Choice Mortgage Company 401k
                                                  700 17th Street, Suite 300
                                                  Denver, CO 80202
ABN AMRO/River Road Dynamic Equity
  Income Fund........................  Class N    ABN AMRO Asset Mgmt. Holdings Inc.       449,515       76.06%
                                                  Attn: Seymour Newman
                                                  Mailstop 09TF
                                                  161 N. Clark St.
                                                  Chicago, IL 60601
ABN AMRO/River Road Dynamic Equity
  Income Fund........................  Class N    Charles Schwab & Co. Inc.                 76,923       13.02%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO/River Road Dynamic Equity
  Income Fund........................  Class N    UBS Financial Services Inc.               32,869        5.56%
                                                  FBO UBS-Finsvc CDN FBO
                                                  FR Joseph T. Herp
                                                  P.O. Box 3321
                                                  1000 Harbor Blvd.
                                                  Weehawken, NJ 07086-8154
ABN AMRO/River Road Small Cap Value
  Fund...............................  Class N    Charles Schwab & Co. Inc.                286,793       23.09%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO/River Road Small Cap Value
  Fund...............................  Class N    ABN AMRO Asset Mgmt. Holdings Inc.       160,084       12.89%
                                                  Attn: Seymour Newman
                                                  Mailstop 09TF
                                                  161 N. Clark St.
                                                  Chicago, IL 60601
ABN AMRO/River Road Small Cap Value
  Fund...............................  Class N    Commonwealth Bank & Trust Co.            125,960       10.14%
                                                  4350 Brownsboro Rd., Ste 210
                                                  Louisville, KY 40207-1681
ABN AMRO/River Road Small Cap Value
  Fund...............................  Class N    Delta Dental Of Kentucky Inc.            100,027        8.05%
                                                  Attn: Russell Skaggs Controller
                                                  P.O. Box 242810
                                                  Louisville, KY 40224
ABN AMRO/River Road Small Cap Value
  Fund...............................  Class N    State Street Bank & Trust Co. TTEE        93,825        7.55%
                                                  FBO Tri-State Breaders Coop PSP
                                                  801 Pennsylvania
                                                  Kansas City, MO 64105

                                       TITLE OF           NAME AND ADDRESS OF            NUMBER OF     PERCENT OF
FUND                                    CLASS               BENEFICIAL OWNER            SHARES OWNED     CLASS
----                                   --------   ------------------------------------  ------------   ----------
ABN AMRO/River Road Small Cap Value
  Fund...............................  Class N    Commonwealth Bank & Trust Co.             62,209        5.01%
                                                  Reinvest Account
                                                  4350 Brownsboro Rd., Ste. 210
                                                  Louisville, KY 40207-1681
ABN AMRO/TAMRO Large Cap Value
  Fund...............................  Class N    DCGT as TTEE and/or CUST                 262,938       18.53%
                                                  FBO Various Qualified Plans
                                                  Attn: NPIO Trade Desk
                                                  711 High Street
                                                  Des Moines, IA 50303
ABN AMRO/TAMRO Large Cap Value
  Fund...............................  Class N    Charles Schwab & Co. Inc.                112,651        7.94%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO/TAMRO Small Cap Fund........  Class I    Wells Fargo Bank NA FBO                1,096,074       58.97%
                                                  Nuclear Management Co.
                                                  401K
                                                  P.O. Box 1533
                                                  Minneapolis, MN 55480
ABN AMRO/TAMRO Small Cap Fund........  Class I    LaSalle Bank NA                          475,720       25.59%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690-1443
ABN AMRO/TAMRO Small Cap Fund........  Class I    Merrill Lynch Pierce Fenner & Smith      226,039       12.16%
                                                  Inc. for the Sole Benefit of its
                                                  Customers
                                                  Attn: Service Team
                                                  4800 Deer Lake Dr. East, 3rd Fl.
                                                  Jacksonville, FL 32246
ABN AMRO/TAMRO Small Cap Fund........  Class N    Charles Schwab & Co. Inc.              1,339,590       15.91%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO/TAMRO Small Cap Fund........  Class N    Wells Fargo Bank NA FBO                  877,156       10.42%
                                                  Retirement Plan Services
                                                  P.O. Box 1533
                                                  Minneapolis, MN 55480
ABN AMRO/TAMRO Small Cap Fund........  Class N    DCGT as TTEE and/or Custodian            623,039        7.40%
                                                  FBO Various Qualified Plans
                                                  Attn: NPIO Trade Desk
                                                  711 High Street
                                                  Des Moines, IA 50303
ABN AMRO/TAMRO Small Cap Fund........  Class N    Wachovia Bank FBO                        495,703        5.89%
                                                  Various Retirement Plans
                                                  1525 West Wt Harris Blvd.
                                                  Charlotte, NC 28288-1151

                                       TITLE OF           NAME AND ADDRESS OF            NUMBER OF     PERCENT OF
FUND                                    CLASS               BENEFICIAL OWNER            SHARES OWNED     CLASS
----                                   --------   ------------------------------------  ------------   ----------
ABN AMRO/Veredus Aggressive Growth
  Fund...............................  Class I    First Union National Bank FBO          1,993,695       22.89%
                                                  Various Retirement Plans
                                                  1525 West Wt Harris Blvd.
                                                  Charlotte, VA 28288-1151
ABN AMRO/Veredus Aggressive Growth
  Fund...............................  Class I    LaSalle Bank NA                          957,352       10.99%
                                                  Omnibus
                                                  P.O. Box 1443
                                                  Chicago, IL 60690-1443
ABN AMRO/Veredus Aggressive Growth
  Fund...............................  Class I    Charles Schwab & Co. Inc.                887,107       10.19%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO/Veredus Aggressive Growth
  Fund...............................  Class N    Charles Schwab & Co. Inc.              5,833,131       21.92%
                                                  Special Custody Acct for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122
ABN AMRO/Veredus Aggressive Growth
  Fund...............................  Class N    Investors Bank & Trust Co.             1,979,835        7.44%
                                                  TTEE FBO Various Retirement Plans
                                                  Attn: David Stavola, MO 2-41
                                                  4 Manhattanville Rd.
                                                  Purchase, NY 10577
ABN AMRO/Veredus Aggressive Growth
  Fund...............................  Class N    DCGT as TTEE and/or Cust.              1,949,793        7.33%
                                                  FBO Various Qualified Plans
                                                  Attn: NPIO Trade Desk
                                                  711 High Street
                                                  Des Moines, IA 50303
ABN AMRO/Veredus Aggressive Growth
  Fund...............................  Class N    Wells Fargo Bank NA FBO                1,782,785        6.70%
                                                  FNF 401K -- ABN AMRO/Veredus
                                                  Aggressive Growth
                                                  P.O. Box 1533
                                                  Minneapolis, MN 55480
ABN AMRO/Veredus SciTech Fund........  Class N    Charles Schwab & Co. Inc.                124,069       22.41%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122

                                       TITLE OF           NAME AND ADDRESS OF            NUMBER OF     PERCENT OF
FUND                                    CLASS               BENEFICIAL OWNER            SHARES OWNED     CLASS
----                                   --------   ------------------------------------  ------------   ----------
ABN AMRO/Veredus SciTech Fund........  Class N    Patterson & Co. FBO                       50,614        9.14%
                                                  The Robert E. Morris Company
                                                  1525 West Wt Harris Blvd.
                                                  Charlotte, NC 28288-1151
ABN AMRO/Veredus Select Growth
  Fund...............................  Class N    Charles Schwab & Co. Inc.                995,147       45.67%
                                                  Special Custody Acct. for Exclusive
                                                  of Customers
                                                  Attn: Mutual Funds
                                                  101 Montgomery St.
                                                  San Francisco, CA 94104-4122

                                   APPENDIX B

                 DATES RELATING TO CURRENT ADVISORY AGREEMENTS

                                                             DATE CURRENT            DATE CURRENT
                                                        ADVISORY AGREEMENT WAS    ADVISORY AGREEMENT
                                    DATE OF CURRENT        LAST APPROVED BY      WAS LAST APPROVED BY
              FUND                 ADVISORY AGREEMENT        SHAREHOLDERS               BOARD
              ----                 ------------------   ----------------------   --------------------
ABN AMRO Balanced Fund                May 11, 2001        January 17, 2001       December 15, 2005
ABN AMRO Bond Fund                    May 11, 2001        January 17, 2001       December 15, 2005
ABN AMRO Growth Fund                  May 11, 2001        January 17, 2001       December 15, 2005
ABN AMRO High Yield Bond Fund        June 30, 2003         June 26, 2003         December 15, 2005
ABN AMRO Investment Grade Bond
  Fund                               June 17, 2002         June 14, 2002         December 15, 2005
ABN AMRO Mid Cap Fund                 May 11, 2001        January 17, 2001       December 15, 2005
ABN AMRO Mid Cap Growth Fund        August 24, 2005      December 28, 2005         June 16, 2005
ABN AMRO Municipal Bond Fund          May 11, 2001        January 17, 2001       December 15, 2005
ABN AMRO Real Estate Fund          September 27, 2001    September 26, 2001      December 15, 2005
ABN AMRO Value Fund                September 27, 2001    September 26, 2001      December 15, 2005
ABN AMRO/Montag & Caldwell
  Balanced Fund                     February 1, 2001      January 17, 2001       December 15, 2005
ABN AMRO/Montag & Caldwell Growth
  Fund                              February 1, 2001      January 17, 2001       December 15, 2005
ABN AMRO/River Road Dynamic
  Equity Income Fund                 June 27, 2005         June 27, 2005           June 16, 2005
ABN AMRO/River Road Small Cap
  Value Fund                         June 23, 2005         June 27, 2005           June 16, 2005
ABN AMRO/TAMRO Large Cap Value
  Fund                              February 1, 2001      January 17, 2001       December 15, 2005
ABN AMRO/TAMRO Small Cap Fund       February 1, 2001      January 17, 2001       December 15, 2005
ABN AMRO/Veredus Aggressive
  Growth Fund                       February 1, 2001      January 17, 2001       December 15, 2005
ABN AMRO/Veredus SciTech Fund       February 1, 2001      January 17, 2001       December 15, 2005
ABN AMRO/Veredus Select Growth
  Fund                             December 28, 2001     December 30, 2001       December 15, 2005

                                   APPENDIX C

                     FORM OF INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this           day of           , 2006 by and between ASTON
FUNDS, a Delaware statutory trust (the "Trust"), on behalf of each series of the Trust set forth on Schedule A hereto as may be amended from time to time (each, a "Fund" and collectively, the "Funds") and ASTON ASSET MANAGEMENT LLC, a Delaware limited liability company (the "Adviser").

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; and

     WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to each Fund, and the Adviser is willing to furnish such services to each Fund.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

          1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to each Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

          2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (i) manage the investment and reinvestment of the assets of each Fund, (ii) continuously review, supervise and administer the investment program of each Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the oversight of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in each Fund's then effective prospectus and statement of additional information. The Adviser shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by each Fund and what portion of the assets of the Fund's portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and communicated to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Funds, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund's portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

          3. DELEGATION OF DUTIES. Subject to the Board's approval, the Adviser and/or a Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Adviser, in which the Adviser delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall supervise the activities of each such subadviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and rules thereunder. Any such delegation shall not relieve the Adviser of any of its duties hereunder.

          4. MANAGER OF MANAGERS STRUCTURE. The Adviser shall also have the authority, upon the approval of the Board and subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any subadvisers so selected pursuant to a "manager of managers" structure. The Fund acknowledges that the Adviser would have the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements subject to approval of the Board of Trustees, but not shareholder approval, under this structure.

          5. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Funds and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Funds is obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

          6. EXPENSES. The Adviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund's securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, administrators, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund's shares and servicing shareholder accounts; expenses of registering and qualifying the Fund's shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund's shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund except as otherwise determined by the Trustees; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Trust who are not officers, employees or directors of the Adviser or its affiliates, if any; and the Trust's pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto.

          The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected. No officer or employee of the Trust or a Fund shall receive from the Trust or a Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide.

          7. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in this Agreement, each Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth the annual rate set forth opposite the Fund's name on Schedule B hereto based on the Fund's average daily net assets for that month. For the purposes of this Agreement, each Fund's "net assets" shall be determined as provided in the Fund's then-current Prospectus and Statement of Additional Information.


          In the event of termination of this Agreement, the fee provided in this Section 7 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.


          8. REPORTS. The Trust, on behalf of each Fund, and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request. Information and reports furnished by the Adviser to the Board and the officers of the Trust shall be at the Adviser's expense. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records that it maintains for a Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Adviser may retain for its records copies of the records so surrendered. The Adviser further agrees to arrange for the preservation of any such records for the periods prescribed by Rule 31a-2 under the 1940 Act.

          9. STATUS OF ADVISER. The services of the Adviser to the Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Funds are not impaired thereby. In addition, nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

          10. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to a Fund, or to any shareholder of a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.


          11. DURATION AND TERMINATION. The term of this Agreement shall commence with respect to a Fund on the date set forth opposite the Fund's name as set forth on Schedule A hereto (the "Effective Date"), provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in Section 15(c) of the 1940 Act, and by the holders of a majority of the outstanding voting securities of the Fund, and shall continue in effect for the initial term set forth in Schedule A. This Agreement shall continue in effect with respect to a Fund after its initial term, provided such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Fund: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.


          As used in this Section 10, the terms "assignment," "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder, subject to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive guidance.

          12. DECLARATION OF TRUST. The Adviser agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to a Fund, it shall look only to assets of that Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

          13. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the
     State of           .

          14. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          15. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and with such approvals as required by applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                                             ASTON FUNDS ON BEHALF OF THE SERIES SET FORTH IN
                                                   SCHEDULE A

---------------------------------------            By:
                                                            ---------------------------------------
                                                   Title:

ATTEST                                             ASTON ASSET MANAGEMENT LLC

---------------------------------------            By:
                                                            ---------------------------------------
                                                   Title:

                                   SCHEDULE A



FUND                                                          EFFECTIVE DATE   INITIAL TERM
----                                                          --------------   ------------



                                   SCHEDULE B



FUND                                                           ANNUAL FEE RATE
----                                                           ---------------

                                   APPENDIX D

  ADVISORY FEE RATES AND AGGREGATE ADVISORY FEES PAID DURING LAST FISCAL YEAR


                                      ANNUAL GROSS          FEES PAID TO THE
                                        ADVISORY             ADVISER DURING        >NET ASSETS AS OF
FUND                                    FEE RATE            LAST FISCAL YEAR            4/30/06
----                             -----------------------   -------------------     -----------------
ABN AMRO Balanced Fund             0.70% of the fund's        $  1,469,749          $   76,835,603
                                    average daily net
                                         assets
ABN AMRO Bond Fund                 0.55% of the fund's        $    924,258(1)       $  160,094,753
                                    average daily net
                                         assets
ABN AMRO Growth Fund               0.70% of the fund's        $  9,706,417          $1,035,918,274
                                    average daily net
                                         assets
ABN AMRO High Yield Bond Fund      0.45% of the fund's        $          0(2)       $   21,094,978
                                    average daily net
                                         assets
ABN AMRO Investment Grade Bond     0.50% of the fund's        $    114,172(3)       $   31,126,318
  Fund                              average daily net
                                         assets
ABN AMRO Mid Cap Fund              0.80% for the first        $  4,232,895          $  680,243,815
                                      $100 million
                                     0.75% for next
                                      $300 million
                                     0.70% over $400
                                         million
ABN AMRO Mid Cap Growth Fund(4)    0.80% of the fund's                 N/A          $    1,136,616
                                    average daily net
                                         assets
ABN AMRO Municipal Bond Fund       0.60% of the fund's        $     50,023(5)       $   66,510,814
                                    average daily net
                                         assets
ABN AMRO Real Estate Fund          1.00% of the fund's        $    748,901(6)       $  103,899,769
                                    average daily net
                                         assets
ABN AMRO Value Fund                0.80% of the fund's        $  1,548,299(7)       $  330,746,787
                                    average daily net
                                         assets
ABN AMRO/Montag & Caldwell         0.75% of the fund's        $    921,213          $   52,771,701
  Balanced Fund                     average daily net
                                         assets
ABN AMRO/Montag & Caldwell         0.80% for the first        $ 19,497,356          $2,360,102,159
  Growth Fund                         $800 million
                                 0.60% over $800 million
ABN AMRO/River Road Dynamic        0.70% of the fund's        $          0(9)       $    6,563,931
  Equity Income Fund(8)             average daily net
                                         assets
ABN AMRO/River Road Small Cap      0.90% of the fund's        $          0(10)      $   15,531,365
  Value Fund(8)                     average daily net
                                         assets

                                      ANNUAL GROSS          FEES PAID TO THE
                                        ADVISORY             ADVISER DURING        >NET ASSETS AS OF
FUND                                    FEE RATE            LAST FISCAL YEAR            4/30/06
----                             -----------------------   -------------------     -----------------
ABN AMRO/TAMRO Large Cap Value     0.80% of the fund's        $     99,609(11)      $   18,908,574
  Fund                              average daily net
                                         assets
ABN AMRO/TAMRO Small Cap Fund      0.90% of the fund's        $  1,252,244(12)      $  201,381,239
                                    average daily net
                                         assets
ABN AMRO/Veredus Aggressive        1.00% of the fund's        $  7,028,390          $  758,856,920
  Growth Fund                       average daily net
                                         assets
ABN AMRO/Veredus SciTech Fund      1.00% of the fund's        $          0(13)      $    4,678,703
                                    average daily net
                                         assets
ABN AMRO/Veredus Select Growth     0.80% of the fund's        $          0(14)      $   29,784,753
  Fund                              average daily net
                                         assets


---------------


 (1) Amount is net of waived fees and/or reimbursed expenses by AAAM. AAAM waived fees and/or reimbursed expenses of $552,192 during the Fund's last fiscal year.



 (2) Amount is net of waived fees and/or reimbursed expenses by AAAM LLC. AAAM LLC waived fees and/or reimbursed expenses of $109,265 during the Fund's last fiscal year. On January 1, 2006, AAAM LLC merged into AAAM.



 (3) Amount is net of waived fees and/or reimbursed expenses by AAAM. AAAM waived fees and/or reimbursed expenses of $81,656 during the Fund's last fiscal year.



 (4) ABN AMRO Mid Cap Growth Fund commenced operations on December 29, 2005.



 (5) Amount is net of waived fees and/or reimbursed expenses by AAAM. AAAM waived fees and/or reimbursed expenses of $346,836 during the Fund's last fiscal year.



 (6) Amount is net of waived fees and/or reimbursed expenses by AAAM LLC. AAAM LLC waived fees and/or reimbursed expenses of $67,989 during the Fund's last fiscal year. On January 1, 2006, AAAM LLC merged into AAAM.



 (7) Amount is net of waived fees and/or reimbursed expenses by AAAM LLC. AAAM LLC waived fees and/or reimbursed expenses of $577,416 during the Fund's last fiscal year. On January 1, 2006, AAAM LLC merged into AAAM.



 (8) ABN AMRO/River Road Dynamic Equity Income Fund and ABN AMRO/River Road Small Cap Value Fund commenced operations on June 28, 2005.



 (9) Amount is net of waived fees and/or reimbursed expenses by River Road. River Road waived fees and/or reimbursed expenses of $23,854 during the Fund's last fiscal year.



(10) Amount is net of waived fees and/or reimbursed expenses by River Road. River Road waived fees and/or reimbursed expenses of $24,869 during the Fund's last fiscal year.



(11) Amount is net of waived fees and/or reimbursed expenses by TAMRO. TAMRO waived fees and/or reimbursed expenses of $72,721 during the Fund's last fiscal year.



(12) Amount is net of waived fees and/or reimbursed expenses by TAMRO. TAMRO waived fees and/or reimbursed expenses of $169,901 during the Fund's last fiscal year.



(13) Amount is net of waived fees and/or reimbursed expenses by Veredus. Veredus waived fees and/or reimbursed expenses of $70,704 during the Fund's last fiscal year.



(14) Amount is net of waived fees and/or reimbursed expenses by Veredus. Veredus waived fees and/or reimbursed expenses of $68,382 during the Fund's last fiscal year.

                                   APPENDIX E

                DATES RELATING TO CURRENT SUBADVISORY AGREEMENTS


                                                                                         DATE CURRENT
                                                                     DATE CURRENT         SUBADVISORY
                                                                      SUBADVISORY        AGREEMENT WAS
                                                 DATE OF CURRENT     AGREEMENT WAS       LAST APPROVED
                                                   SUBADVISORY       LAST APPROVED      FOR CONTINUANCE
FUND                            SUBADVISER          AGREEMENT       BY SHAREHOLDERS        BY BOARD
----                        ------------------  -----------------  -----------------   -----------------
ABN AMRO Value Fund.......  MFS Institutional   January 1, 2002    December 21, 2001   December 15, 2005
                            Advisors, Inc.
ABN AMRO Mid Cap Fund.....  Optimum Investment  December 22, 2003  December 22, 2003   December 15, 2005
                            Advisors, LP

                                   APPENDIX F

                                    FORM OF
                       SUB-INVESTMENT ADVISORY AGREEMENT
                       BETWEEN ASTON ASSET MANAGEMENT LLC
                                AND [SUBADVISER]

     SUB-INVESTMENT ADVISORY AGREEMENT (the "Agreement") made this           day
of           , 2006 by and between ASTON ASSET MANAGEMENT LLC(hereinafter
referred to as the "Investment Adviser") and           (hereinafter referred to
as the "Subadviser"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                              W I T N E S S E T H:

     WHEREAS, the Investment Adviser has been retained by Aston Funds, a Delaware statutory trust (the "Trust"), a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") to provide investment advisory services to the Trust with respect to certain series of the Trust set forth in Schedule A hereto as may be amended from time to time (hereinafter referred to as a "Fund" and collectively, the "Funds" of the Trust);

     WHEREAS, the Investment Adviser wishes to enter into a contract with the Subadviser to provide research, analysis, advice and recommendations with respect to the purchase and sale of securities, and make investment commitments with respect to such portion of the Funds' assets as shall be allocated to the Subadviser by the Investment Adviser from time to time (the "Allocated Assets"), subject to oversight by the Trustees of the Trust and the supervision of the Investment Adviser.

     NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

          1. In accordance with the Investment Advisory Agreement between the Trust and the Investment Adviser ("Investment Advisory Agreement") with respect to the Funds, the Investment Adviser hereby appoints the Subadviser to act as Subadviser with respect to the Allocated Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services set forth herein, for the compensation provided herein.


          2. As compensation for the services enumerated herein, the Investment Adviser will pay the Subadviser a fee with respect to the Allocated Assets, which shall be calculated and payable monthly in arrears based on the average daily net assets of the Fund, [at the annual rate as set forth in Schedule B hereto] [in an amount equal to 50% of the positive difference , if any, of (x) the advisory fee payable to the Investment Adviser with respect to the Allocated Assets of the Fund (before reduction of the fee payable to Subadviser) minus (y) the sum of: (i) any investment advisory fees waived by the Investment Adviser pursuant to an Expense Limitation Agreement with the Fund, (ii) any reimbursement of expenses by the Investment Adviser pursuant to an Expense Limitation Agreement with the Fund, and (iii) any payments made by the Investment Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund. If the foregoing calculation results in a negative difference, such amount shall be payable by the Subadviser within days of receipt of notice from the Investment Adviser, which notice shall include the basis for the calculation.]



          For the purposes of this Agreement, a Fund's "net assets" shall be determined as provided in the Fund's then-current Prospectus (as used herein this term includes the related Statement of Additional Information).


          If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Subadviser's compensation for such fraction of the month shall be prorated based on the number of calendar days of such month during which the Agreement is effective.

          3. This Agreement shall become effective with respect to a Fund as of the date set forth opposite the Fund's name as set forth on Schedule A hereto (the "Effective Date"), provided that it has been approved by the Trustees of the Trust in accordance with the provisions of the 1940 Act and the rules thereunder and, if so required by the 1940 Act and the rules thereunder, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

          4. This Agreement shall continue in effect for the initial term set forth in Schedule A. It shall be renewed automatically thereafter with respect to a Fund by the Investment Adviser and the Subadviser for successive periods not exceeding one year, if and only if such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Trust's Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will terminate automatically with respect to a Fund without the payment of any penalty upon termination of the Investment Advisory Agreement relating to a Fund (accompanied by simultaneous notice to the Subadviser) or upon sixty days' written notice to the Subadviser that the Trustees of the Trust, the Investment Adviser or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the 1940 Act, have terminated this Agreement. This Agreement may also be terminated by the Subadviser with respect to a Fund without penalty upon sixty days' written notice to the Investment Adviser and the Trust.

          This Agreement shall terminate automatically with respect to a Fund in the event of its assignment or, upon notice thereof to the Subadviser, the assignment of the Investment Advisory Agreement, unless its continuation thereafter is approved by the Board of Trustees of the Trust and the shareholders of the Fund if so required by the 1940 Act (in each case as the term "assignment" is defined in Section 2(a)(4) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive guidance).

          5. Subject to the supervision of the Board of Trustees of the Trust and the Investment Adviser, the Subadviser will provide an investment program for the Allocated Assets, including investment research and management with respect to securities and investments, including cash and cash equivalents, and will determine from time to time what securities and other investments will be purchased, retained or sold. The Subadviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Prospectus, as provided to the Subadviser by the Investment Adviser. The Subadviser further agrees that, in all matters relating to the performance of this Agreement, it:

             (a) shall act in conformity with the Trust's Declaration of Trust, By-Laws and currently effective registration statements under the 1940 Act and the Securities Act of 1933 and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of each Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940 and the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Subadviser with copies of the Trust's Declaration of Trust, By-Laws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials, instructions or directives become effective.

             (b) will pay expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction changes, if any) purchased for each Fund, provided that the Subadviser will not pay for or provide a credit with respect to any research provided to it in accordance with Section 5(c);

             (c) will place orders pursuant to its investment determinations for each Fund either directly with any broker or dealer, or with the issuer. In placing orders with brokers or dealers, the Subadviser will attempt to obtain the best overall price and the most favorable execution of its orders. Subject to policies established by the Trustees of the Trust and communicated to the Subadviser, it is understood that the Subadviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Investment Adviser or the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretive guidance issued by the SEC thereunder) provided by such member, broker or dealer, viewed in terms of that particular transaction or the Subadviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion.

             (d) will review the daily valuation of securities owned by the Allocated Assets of each Fund as obtained on a daily basis by the Fund's administrator and furnished by it to Subadviser, and will promptly notify the Trust and the Investment Adviser if the Subadviser believes that any such valuations may not properly reflect the market value of any securities owned by the Fund, provided, however, that the Subadviser is not required by this sub-paragraph to obtain valuations of any such securities from brokers or dealers or otherwise, or to otherwise independently verify valuations of any such securities.

             (e) unless otherwise instructed, will be responsible for voting all proxies of each Fund in accordance with the Proxy Voting Policies and Guidelines of Subadviser (the "Proxy Policy"), provided that such Proxy Policy and any amendments thereto are furnished to the Trust.

             (f) will attend regular business and investment-related meetings with the Trust's Board of Trustees and the Investment Adviser if requested to do so by the Trust and/or the Investment Adviser, and at its expense, shall supply the Board, the officers of the Trust, and the Investment Adviser with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

             (g) will maintain books and records with respect to the securities transactions for the Allocated Assets of each Fund and proxy voting record for the Allocated Assets of the Fund, furnish to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Investment Adviser all of the Subadviser's reports to the Trust's Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

          6. The Investment Adviser or its affiliates may, from time to time, engage other subadvisers to advise other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a "Sub-Advised Fund"). The Subadviser agrees that it will not consult with any other unaffiliated subadviser engaged by the Investment Adviser or its affiliates with respect to transactions in securities or other assets concerning a Fund or another Sub-Advised Fund, except to the extent permitted by the rules under the 1940 Act that permit certain transactions with a subadviser or its affiliates.

          7. Subadviser agrees with respect to the services provided to each Fund that it:

             (a) will promptly communicate to the Investment Adviser such information relating to Fund transactions as the officers and Trustees of the Trust may reasonably request and as communicated to the Subadviser; and

             (b) will treat confidentially and as proprietary information of the Trust all records and other information relative to each Fund and its prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval may not be withheld where Subadviser is advised by counsel that the Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

          8. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser acknowledges that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided, that Subadviser may retain copies thereof at its own expense. Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act relating to transactions placed by Subadviser for the Fund. Subadviser further agrees to maintain each Fund's proxy voting record with respect to the Allocated Assets in a form mutually agreeable between the parties and which contains the information required by Form N-PX under the 1940 Act.

          9. It is expressly understood and agreed that the services to be rendered by the Subadviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Subadviser shall be free to provide similar or different services to others so long as its ability to provide the services provided for in this Agreement shall not be materially impaired thereby. In addition, but without limiting any separate agreement between the Subadviser and the Investment Adviser to the contrary, nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

          10. The Investment Adviser agrees that it will furnish currently to the Subadviser all information with reference to each Fund and the Trust that is reasonably necessary to permit the Subadviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied. Without limiting the generality of the foregoing, Investment Adviser will furnish to Subadviser procedures consistent with the Trust's contract with each Fund's custodian from time to time (the "Custodian"), and reasonably satisfactory to Subadviser, for consummation of portfolio transactions for each Fund by payment to or delivery by the Custodian of all cash and/or securities or other investments due to or from the Fund, and Subadviser shall not have possession or custody thereof or any responsibility or liability with respect to such custody. Upon giving proper instructions to the Custodian, Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

          11. The Subadviser and its directors, officers, stockholders, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Trust in connection with any matters to which this Agreement relates or for any other act or omission in the performance by the Subadviser of its duties under this agreement except that nothing herein contained shall be construed to protect the Subadviser against any liability by reason of the Subadviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

          12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Except to the extent governed by federal law including the 1940 Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

          13. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved as required by applicable law.

          14. Any notice to be given hereunder may be given by personal notification or by facsimile transmission, to the party specified at the address stated below:

        To the Investment Adviser at:

         Aston Asset Management LLC
         --------------------
         --------------------
         Attn:
         -----------------------------------
         Facsimile:
         ------------------------------

         To the Subadviser at:
         ------------------------------------------
         ------------------------------------------
         ------------------------------------------
         Attn:
         -----------------------------------
         Facsimile:
         ------------------------------

         To a Fund or the Trust at:
         ------------------------ Funds
         ------------------------------------------
         ------------------------------------------
         Attn:
         -----------------------------------
         Facsimile:
         ------------------------------
         or addressed as such party may from time to time designate by notice to other parties in accordance herewith.

          15. The Subadviser agrees that for any claim by it against a Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of a Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

ATTEST:                                                  ASTON ASSET MANAGEMENT LLC


                                                         By:
---------------------------------------------------       --------------------------------------------------


ATTEST:
                                                         [Subadviser]


                                                         By:
---------------------------------------------------       --------------------------------------------------

                                   SCHEDULE A



FUND                                                          EFFECTIVE DATE   INITIAL TERM
----                                                          --------------   ------------

                                   APPENDIX G

           SUBADVISORY FEE RATES AND AGGREGATE SUBADVISORY FEES PAID

                                                                     FEES PAID TO THE
                                                                        SUBADVISER
                                               SUBADVISORY             DURING LAST      NET ASSETS AS OF
FUND                                             FEE RATE              FISCAL YEAR         4/30/2006
----                                    --------------------------   ----------------   ----------------
ABN AMRO Value Fund...................  0.40% of 1st $250 million       $1,054,028        $330,746,787
                                        0.35% of next $250 million
                                         0.325% over $500 million
ABN AMRO Mid Cap Fund.................  0.30% of 1st $100 million       $1,387,970        $680,243,815
                                        0.25% of next $300 million
                                         0.20% over $400 million

            FEE RATES AND NET ASSETS OF FUNDS ADVISED BY SUBADVISERS
      WITH INVESTMENT OBJECTIVES SIMILAR TO THOSE OF THE SUBADVISED FUNDS


                                                                                NET ASSETS AS OF
SUBADVISER                      SIMILAR FUND                 FEE RATE               4/30/06
----------                ------------------------   ------------------------   ----------------
AAAM....................  Penn Series Large Cap        0.425% of first $50       $   29,040,419
                          Growth Fund                 million 0.40% over $50
                                                             million.
McDonnell...............  SEI Tax Exempt               0.18% of first $100       $  192,315,734
                          California Municipal       million 0.15% over $100
                          Bond Fund                          million
McDonnell...............  SEI Tax Exempt New           0.18% of first $100       $   88,479,945
                          Jersey Municipal Bond      million 0.15% over $100
                          Fund                               million
MFS.....................  MFS Institutional Large      0.60% of the fund's       $  122,400,000
                          Cap Value Fund             average daily net assets
MFS.....................  MFS Value Fund               0.75% of the fund's       $8,300,000,000
                                                     average daily net assets
MFS.....................  MFS Sun Life Series          0.75% of the fund's       $  456,600,000
                          Trust                      average daily net assets
MFS.....................  MFS VIT Value Series         0.75% of the fund's       $  228,200,000
                                                     average daily net assets
Montag & Caldwell.......  SEI Institutional            0.20% of the fund's       $   49,840,119
                          Investment Trust Large     average daily net assets
                          Cap Fund
Montag & Caldwell.......  SEI Institutional            0.20% of the fund's       $  603,965,197
                          Managed Trust Large Cap    average daily net assets
                          Growth Fund
Montag & Caldwell.......  SEI Institutional            0.20% of the fund's       $  205,982,549
                          Managed Trust              average daily net assets
                          Tax-Managed Large Cap
                          Fund
Montag & Caldwell.......  SEI Global Master Fund       0.20% of the fund's       $  149,325,176
                          PLC -- US Equity Large     average daily net assets
                          Companies
Montag & Caldwell         SEI Canada US Equity         0.20% of the fund's       $   68,212,578
                          Fund....................   average daily net assets
Montag & Caldwell         Enterprise Growth            0.21% of the fund's       $1,261,436,026
                          Fund....................   average daily net assets

                                                                                NET ASSETS AS OF
SUBADVISER                      SIMILAR FUND                 FEE RATE               4/30/06
----------                ------------------------   ------------------------   ----------------
Montag & Caldwell.......  WT Investment Trust --       0.33% of the fund's       $   24,744,359
                          Large Cap Multi-Manager    average daily net assets
                          Series
Montag & Caldwell.......  FRIC Diversified Equity      0.21% of the fund's       $  320,613,316
                          Fund                       average daily net assets
Montag & Caldwell.......  FRIC Equity I Fund           0.21% of the fund's       $  139,284,737
                                                     average daily net assets
Montag & Caldwell.......  RIF Multi-Style Equity       0.21% of the fund's       $   50,396,634
                          Fund                       average daily net assets
Montag & Caldwell.......  FR (Canada) Sovereign US     0.21% of the fund's       $   38,868,843
                          Equity Fund                average daily net assets
Montag & Caldwell.......  FRCL Multi-Style Multi-      0.21% of the fund's       $  102,848,491
                          Manager US Equity Fund     average daily net assets
Montag & Caldwell.......  FRIC PLC (Ireland) US        0.21% of the fund's       $  166,445,442
                          Equity Fund                average daily net assets
Montag & Caldwell.......  FRAM (Cayman) US Equity      0.21% of the fund's       $   44,916,332
                          Fund LP                    average daily net assets
Montag & Caldwell.......  FR (Canada) Russell US       0.21% of the fund's       $   77,105,331
                          Equity Fund                average daily net assets
River Road..............  HDE Fund                     0.15% of the fund's       $   18,625,745
                                                     average daily net assets
River Road..............  HIE Fund                     0.15% of the fund's       $  631,133,416
                                                     average daily net assets
TAMRO...................  Laudus Small-Cap           Assets below or equal to    $   31,570,684(1)
                          MarketMasters Fund           $80 million -- 0.70%
                                                         Assets over $80
                                                         million -- 0.60%
Veredus.................  Laudus Small-Cap             Asset base below $25      $   47,167,162(1)
                          MarketMasters Fund             million -- 1.00%
                                                     Asset base between $25-
                                                       $50 million -- 0.85%
                                                     Asset base between $50-
                                                      $100 million -- 0.75%
                                                       Asset base over $100
                                                       million -- 0.75% on
                                                      first $100 million and
                                                     0.65% over $100 million
Veredus.................  Managers Special Equity      0.50% of the fund's       $  706,139,122
                          Fund                       average daily net assets


---------------


(1) The Laudus Small-Cap MarketMaster Fund is operated under a managers of managers structure. The net assets shown for the fund for TAMRO and Veredus represent the assets each manages for the fund.

                                   APPENDIX H



           PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS



                    PRINCIPAL OFFICERS AND DIRECTORS OF AAAM



NAME AND ADDRESS                                    PRINCIPAL OCCUPATION
----------------                  ---------------------------------------------------------
Nancy Holland                     Director, President and CEO, AAAM; Manager/Board of
161 N. Clark Street               Managers, ABN AMRO Asset Management Holdings, Inc.;
Chicago, IL 60601                 President, ABN AMRO Trust Services Company, Interim Chief
                                  Executive Officer


Richard Drake                     Senior Managing Director, AAAM; Vice President, ABN AMRO
161 N. Clark Street               Trust Services Company; Vice President, LaSalle Bank N.A.
Chicago, IL 60601


William Finley                    Senior Managing Director, AAAM; Vice President, ABN AMRO
161 N. Clark Street               Trust Services Company; Vice President, LaSalle Bank N.A.
Chicago, IL 60601


Bernard Myszkowski                Executive Vice President and Managing Director
161 N. Clark Street
Chicago, IL 60601


Seymour A. Newman                 Director, Executive Vice President, CFO, Treasurer and
161 N. Clark Street               Secretary, AAAM; EVP, CFO Treasurer and Secretary, AAAM
Chicago, IL 60601                 Asset Management Holdings, Inc.; Director, EVP, CFO,
                                  Treasurer and Secretary, ABN AMRO Investment Fund
                                  Services, Inc.; EVP, CFO, Treasury and Secretary, TAMRO
                                  Capital Partners LLC


Todd Youngberg                    Senior Managing Director, Global Head of High Yield
161 N. Clark Street
Chicago, IL 60610



             PRINCIPAL OFFICERS AND DIRECTORS OF MONTAG & CALDWELL



NAME AND ADDRESS                                    PRINCIPAL OCCUPATION
----------------                  ---------------------------------------------------------
Ronald E. Canakaris               President, Chief Investment Officer, Chairman and
3455 Peachtree Rd. NE             Director, Montag & Caldwell
Suite 1200
Atlanta, GA 30326


Bill Vogel                        CEO, Director, Montag & Caldwell
3455 Peachtree Rd NE
Suite 1200
Atlanta, GA 30326


Huber Boumester                   Director, Montag & Caldwell
3455 Peachtree Rd. NE
Suite 1200
Atlanta, GA 30326

NAME AND ADDRESS                                    PRINCIPAL OCCUPATION
----------------                  ---------------------------------------------------------


Albertus P. Schouws               Director, Montag & Caldwell
3455 Peachtree Rd. NE
Suite 1200
Atlanta, GA 30326
Brian W. Stahl                    Vice President, Treasurer and Assistant Secretary, Montag
3455 Peachtree Rd. NE             & Caldwell
Suite 1200
Atlanta, GA 30326

Sarah Russell                     Director, Montag & Caldwell
3455 Peachtree Rd NE
Suite 1200
Atlanta, GA 30326

Janet Bunch                       Director, Montag & Caldwell
3455 Peachtree Rd. NE
Suite 1200
Atlanta, GA 30326



                   PRINCIPAL OFFICERS AND DIRECTORS OF TAMRO



NAME AND ADDRESS                                    PRINCIPAL OCCUPATION
----------------                  ---------------------------------------------------------
Philip Tasho                      CEO, CFA, and Chief Investment Officer, TAMRO
1660 Duke Street, Suite 200
Alexandria, VA 22314

Danna Maller Rocque               Director of Marketing, TAMRO
1660 Duke Street, Suite 200
Alexandria, VA 22314

Kathleen B. Neumann               CFA, Chief Operating Officer
1600 Duke Street, Suite 200
Alexandria, VA 22314



                  PRINCIPAL OFFICERS AND DIRECTORS OF VEREDUS



NAME AND ADDRESS                                    PRINCIPAL OCCUPATION
----------------                  ---------------------------------------------------------
James R. Jenkins                  Director, Vice-President, Chief Compliance and Operating
One Paragon Center,               Officer, Veredus
6060 Dutchmans Lane,
Suite 320
Louisville, KY 40205

Charles P. McCurdy, Jr.           Director, Executive Vice President and Portfolio Manager,
One Paragon Center,               Veredus
6060 Dutchmans Lane,
Suite 320
Louisville, KY 40205

NAME AND ADDRESS                                    PRINCIPAL OCCUPATION
----------------                  ---------------------------------------------------------
B. Anthony Weber                  Director, President, Chief Investment Officer, Veredus
One Paragon Center,
6060 Dutchmans Lane,
Suite 320
Louisville, KY 40205

Charles F. Mercer                 Vice President, and Portfolio Manager
One Paragon Center,
6060 Dutchmans Lane,
Suite 320
Louisville, KY 40205

John S. Poole,                    Vice President Business Development
One Paragon Center
6060 Dutchmans Lane,
Suite 320
Louisville, KY 40205

Mike Johnson                      Director of Research
One Paragon Center
6060 Dutchmans Lane,
Suite 320
Louisville, KY 40205



                 PRINCIPAL OFFICERS AND DIRECTORS OF RIVER ROAD



NAME AND ADDRESS                                    PRINCIPAL OCCUPATION
----------------                  ---------------------------------------------------------
James C. Shircliff                CEO and Chief Investment Officer, River Road
Meidinger Tower, Suite 1600,
462 South Fourth St.,
Louisville, KY 40202

R. Andrew Beck                    President, River Road
Meidinger Tower, Suite 1600,
462 South Fourth St.,
Louisville, KY 40202

Henry W. Sanders                  Executive Vice President, River Road
Meidinger Tower, Suite 1600,
462 South Fourth St.,
Louisville, KY 40202

Thomas D. Mueller                 COO and Chief Compliance Officer, River Road
Meidinger Tower, Suite 1600,
462 South Fourth St.,
Louisville, KY 40202

                    PRINCIPAL OFFICERS AND DIRECTORS OF MFS



NAME AND ADDRESS                                            PRINCIPAL OCCUPATION
----------------                        ------------------------------------------------------------
Robert C. Pozen                         Director and Chairman of the Board, MFS
500 Boylston Street
Boston, MA 02116

Robert J. Manning                       Director, CEO, Chief Investment Officer and President, MFS
500 Boylston Street
Boston, MA 02116

Martin E. Beaulieu                      Director, Executive Vice President and Director of Global
500 Boylston Street                     Distribution, MFS
Boston, MA 02116

Robin A. Stelmach                       Director, Executive Vice President and COO, MFS
500 Boylston Street
Boston, MA 02116

C. James Prieur                         Director, MFS
500 Boylston Street
Boston, MA 02116

Donald A. Stewart                       Director, MFS
500 Boylston Street
Boston, MA 02116

James C. Baillie                        Director, MFS
500 Boylston Street
Boston, MA 02116

Ronald W. Osborne                       Director, MFS
500 Boylston Street
Boston, MA 02116

William K. O'Brien                      Director, MFS
500 Boylston Street
Boston, MA 02116

Maria F Dwyer                           Executive Vice President and Chief Regulatory Officer
500 Boylston Street
Boston, MA 02116

Paul T. Kirwan                          Executive Vice President and Chief Financial Officer, MFS
500 Boylston Street
Boston, MA 02116

Mark N. Polebaum                        Executive Vice President, General Counsel and Secretary
500 Boylston Street
Boston, MA 02116

David A. Antonelli                      Executive Vice President and Chief Investment
500 Boylston Street                     Officer -- Non-U.S and Global Equity Investments and
Boston, MA 02116                        Co-Director of Global Research

Deborah H. Miller                       Executive Vice President and Director of Equity Quantitative
500 Boylston Street                     Research
Boston, MA 02116

NAME AND ADDRESS                                            PRINCIPAL OCCUPATION
----------------                        ------------------------------------------------------------
Michael W. Roberge                      Executive Vice President, Chief Investment Officer -- U.S.
500 Boylston Street                     Investments and Co-Director of Global Research
Boston, MA 02116

Thomas B. Hastings                      Senior Vice President and Treasurer
500 Boylston Street
Boston, MA 02116

Michael H. Whitaker                     Senior Vice President and Chief Compliance Officer
500 Boylston Street
Boston, MA 02116



                 PRINCIPAL OFFICERS AND DIRECTORS OF MCDONNELL



NAME AND ADDRESS                                            PRINCIPAL OCCUPATION
----------------                        ------------------------------------------------------------
Dennis J. McDonnell                     Chairman and Executive Managing Director, McDonnell
1515 West 22nd Street,
11th Floor
Oak Brook, IL 60523

Edward A. Treichel                      President and CEO, McDonnell
1515 West 22nd Street,
11th Floor
Oak Brook, IL 60523

John M. McCareins                       Executive Managing Director and Chief Marketing Officer,
1515 West 22nd Street,                  McDonnell
11th Floor
Oak Brook, IL 60523

Michael P. Kamradt                      Executive Managing Director and Chief Investment Officer,
1515 West 22nd Street,                  McDonnell
11th Floor
Oak Brook, IL 60523

James J. Boyne                          Executive Managing Director, COO and General Counsel,
1515 West 22nd Street,                  McDonnell
11th Floor
Oak Brook, IL 60523



                  PRINCIPAL OFFICERS AND DIRECTORS OF OPTIMUM



NAME AND ADDRESS                                            PRINCIPAL OCCUPATION
----------------                        ------------------------------------------------------------
Andrew J. Goodwin, III                  Chairman, Optimum
100 South Wacker Dr.
Suite 2100
Chicago, IL 60606

H. Steel Bokhof, Jr.                    Vice Chairman, Optimum
100 South Wacker Dr.
Suite 2100
Chicago, IL 60606

Keith F. Pinsoneault                    President, Optimum
100 South Wacker Dr.
Suite 2100
Chicago, IL 60606

                   PRINCIPAL OFFICERS AND DIRECTORS OF TAPLIN



NAME AND ADDRESS                                            PRINCIPAL OCCUPATION
----------------                        ------------------------------------------------------------
Tere Alvarez Canida                     President, Director and Chief Compliance Officer, Taplin
1001 Brickell Bay Dr,
Suite 100
Miami, FL 33131

Alan Marc Habacht                       Vice President and Director, Taplin
1001 Brickell Bay Dr,
Suite 100
Miami, FL 33131

William James Canida                    Vice President, Director, Secretary and Treasurer, Taplin
1001 Brickell Bay Dr,
Suite 100
Miami, FL 33131

Victoria Tanasescu                      Director, Taplin
London
1001 Brickell Bay Dr,
Suite 100
Miami, FL 33131

                                   APPENDIX I
                   FUND SHARES OWNED BY TRUSTEES AND OFFICERS

     The following table sets forth for each Trustee and for the Trustees and officers as a group, the amount of shares beneficially owned in each Fund as of the record date.

                              FUND SHARES OWNED BY TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------
                                                                                   ABN AMRO
                                                                      ABN AMRO    INVESTMENT   ABN AMRO
                             ABN AMRO      ABN AMRO     ABN AMRO     HIGH YIELD   GRADE BOND   MID CAP
TRUSTEES                   BALANCED FUND   BOND FUND   GROWTH FUND   BOND FUND       FUND        FUND
--------                   -------------   ---------   -----------   ----------   ----------   --------
Leonard F. Amari.........         0             0        11,924             0          0         6,835
Robert A. Kushner........         0             0             0             0          0         1,012
Gregory T. Mutz..........         0             0             0             0          0             0
Robert B. Scherer........         0             0             0         2,830          0         1,600
Nathan Shapiro...........         0             0             0             0          0             0
Denis Springer...........         0             0             0             0          0             0
Stuart D. Bilton.........         0             0        15,733             0          0             0
Julian Ide...............         0             0             0             0          0             0
ALL TRUSTEES AND OFFICERS
  AS A GROUP.............       688           522        33,165         3,451          0        11,036

                              FUND SHARES OWNED BY TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------
                             ABN                                              ABN AMRO/
                             AMRO                                              MONTAG &     ABN AMRO/
                           MID CAP     ABN AMRO     ABN AMRO                   CALDWELL     MONTAG &
                            GROWTH     MUNICIPAL   REAL ESTATE    ABN AMRO     BALANCED     CALDWELL
TRUSTEES                     FUND      BOND FUND      FUND       VALUE FUND      FUND      GROWTH FUND
--------                  ----------   ---------   -----------   ----------   ----------   -----------
Leonard F. Amari........      0              0            0           0            0              0
Robert A. Kushner.......      0              0            0           0            0          1,685
Gregory T. Mutz.........      0              0            0           0            0              0
Robert B. Scherer.......      0              0            0           0            0              0
Nathan Shapiro..........      0              0            0           0            0              0
Denis Springer..........      0              0            0           0            0              0
Stuart D. Bilton........      0         75,799            0           0            0         34,482
Julian Ide..............      0              0            0           0            0              0
ALL TRUSTEES AND
  OFFICERS AS A GROUP...      0         76,794        2,186           0           79         39,278

                               FUND SHARES OWNED BY TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------
                              ABN           ABN
                          AMRO/RIVER     AMRO/RIVER   ABN AMRO/    ABN AMRO/     ABN AMRO/    ABN AMRO/
                         ROAD DYNAMIC    ROAD SMALL     TAMRO        TAMRO        VEREDUS      VEREDUS
                         EQUITY INCOME   CAP VALUE    LARGE CAP    SMALL CAP    AGGRESSIVE     SCITECH
TRUSTEES                     FUND           FUND      VALUE FUND      FUND      GROWTH FUND      FUND
--------                 -------------   ----------   ----------   ----------   -----------   ----------
Leonard F. Amari.......        0               0        19,731        7,081        5,843           0
Robert A. Kushner......        0               0             0            0            0           0
Gregory T. Mutz........        0               0             0            0            0           0
Robert B. Scherer......        0           1,953             0          874          939           0
Nathan Shapiro.........        0               0             0            0            0           0
Denis Springer.........        0               0             0            0            0           0
Stuart D. Bilton.......        0               0        19,427        7,612            0           0
Julian Ide.............        0               0             0            0            0           0
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP................        0           3,299        41,202       17,872       14,022         764


                              FUND SHARES OWNED BY TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------
                              ABN
                         AMRO/VEREDUS
                         SELECT GROWTH
TRUSTEES                     FUND
--------                 -------------
Leonard F. Amari.......          0
Robert A. Kushner......          0
Gregory T. Mutz........          0
Robert B. Scherer......          0
Nathan Shapiro.........          0
Denis Springer.........          0
Stuart D. Bilton.......          0
Julian Ide.............          0
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP................      2,034

      TRUSTEE AND OFFICER OWNERSHIP OF ABN AMRO/TAMRO LARGE CAP VALUE FUND



TITLE OF CLASS                   NAME AND ADDRESS OF BENEFICIAL OWNER   AMOUNT   PERCENT OF CLASS
--------------                   ------------------------------------   ------   ----------------
Class N                          Leonard F. Amari, Trustee
                                 161 N. Clark Street
                                 Chicago, IL 60601..................    19,731        1.52%

Class N                          Robert A. Kushner, Trustee
                                 161 N. Clark Street
                                 Chicago, IL 60601..................         0        0.00%

Class N                          Gregory T. Mutz, Trustee
                                 161 N. Clark Street
                                 Chicago, IL 60601..................         0        0.00%

Class N                          Robert B. Scherer, Trustee
                                 161 N. Clark Street
                                 Chicago, IL 60601..................         0        0.00%

Class N                          Nathan Shapiro, Trustee
                                 161 N. Clark Street
                                 Chicago, IL 60601..................         0        0.00%

Class N                          Denis Springer, Trustee
                                 161 N. Clark Street
                                 Chicago, IL 60601..................         0        0.00%

Class N                          Stuart D. Bilton, Chairman and
                                 Trustee
                                 161 N. Clark Street
                                 Chicago, IL 60601..................    19,427        1.54%

Class N                          Julian Ide, Trustee
                                 161 N. Clark Street
                                 Chicago, IL 60601..................         0        0.00%

CLASS N                          ALL TRUSTEES AND OFFICERS AS A
                                 GROUP..............................    41,202        3.22%

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                     PROXY
                                 ABN AMRO FUNDS
                             ABN AMRO BALANCED FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Balanced Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_BAL

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT





















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset Management        [ ]        [ ]         [ ]
     LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio          [ ]        [ ]         [ ]
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio     [ ]        [ ]         [ ]

     3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of  [ ]        [ ]         [ ]
          Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_BAL

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                               ABN AMRO BOND FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Bond Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_BND

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                  [ ]         [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                     [ ]        [ ]         [ ]
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_BND

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                       ABN AMRO INVESTMENT GRADE BOND FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Investment Grade Bond Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_IG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                       PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                     [ ]        [ ]         [ ]
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.    To approve a "manager of managers" structure for the Fund that, if approved by the Board of      [ ]        [ ]         [ ]
      Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_IG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                              ABN AMRO MID CAP FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Mid Cap Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_MC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.


THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                    [ ]        [ ]         [ ]
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_MC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                              ABN AMRO GROWTH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Growth Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_GRW

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.


THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset Management        [ ]        [ ]         [ ]
     LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                   [ ]        [ ]         [ ]
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.    To approve a "manager of managers" structure for the Fund that, if approved by the Board of      [ ]        [ ]         [ ]
      Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_GRW

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                          ABN AMRO HIGH YIELD BOND FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO High Yield Bond Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_HYB

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                    [ ]        [ ]         [ ]
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_HYB

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                          ABN AMRO MID CAP GROWTH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Mid Cap Growth Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_MCG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                    [ ]        [ ]         [ ]
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_MCG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                            ABN AMRO REAL ESTATE FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Real Estate Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_RE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.


THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                  [ ]         [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:                  [ ]         [ ]         [ ]
                    a.   ABN AMRO Asset Management, Inc.                                                      Not Applicable
                    b.   Montag & Caldwell, Inc.                                                              Not Applicable
                    c.   River Road Asset Management LLC                                                      Not Applicable
                    d.   TAMRO Capital Partners LLC                                                           Not Applicable
                    e.   Veredus Asset Management LLC                                                         Not Applicable
                    f.   MFS Institutional Advisers, Inc.                                                     Not Applicable
                    g.   Optimum Investment Advisers, LP                                                      Not Applicable
                    h.   Taplin, Canida & Habacht, Inc.                                                       Not Applicable
                    i.   McDonnell Investment Management, LLC                                                 Not Applicable
                    j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio            Not Applicable
                    j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio       Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of      [ ]         [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_RE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                          ABN AMRO MUNICIPAL BOND FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Municipal Bond Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                  16539_MB

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.


THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                               [ ]        [ ]         [ ]
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.    To approve a "manager of managers" structure for the Fund that, if approved by the Board of      [ ]        [ ]         [ ]
      Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_MB

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                               ABN AMRO VALUE FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Value Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_VAL

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                   [ ]        [ ]         [ ]
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_VAL

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                    ABN AMRO/MONTAG & CALDWELL BALANCED FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/Montag & Caldwell Balanced Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_MB_F

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset Management        [ ]        [ ]         [ ]
     LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                            [ ]        [ ]         [ ]
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                   16539_MB_F

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                     ABN AMRO/MONTAG & CALDWELL GROWTH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/Montag & Caldwell Growth Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_MG_F

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                            [ ]        [ ]         [ ]
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                   16539_MG_F

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                 ABN AMRO/RIVER ROAD DYNAMIC EQUITY INCOME FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/River Road Dynamic Equity Income Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_DYN

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                           Not Applicable
               b.   Montag & Caldwell, Inc.                                                                   Not Applicable
               c.   River Road Asset Management LLC                                                    [ ]        [ ]         [ ]
               d.   TAMRO Capital Partners LLC                                                                Not Applicable
               e.   Veredus Asset Management LLC                                                              Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                          Not Applicable
               g.   Optimum Investment Advisers, LP                                                           Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                            Not Applicable
               i.   McDonnell Investment Management, LLC                                                      Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                 Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio            Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_DYN

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                    ABN AMRO/RIVER ROAD SMALL CAP VALUE FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/River Road Small Cap Value Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_SCV

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                    [ ]        [ ]         [ ]
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_SCV

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                       ABN AMRO/TAMRO LARGE CAP VALUE FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/TAMRO Large Cap Value Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_TLC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                         [ ]        [ ]         [ ]
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_TLC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                          ABN AMRO/TAMRO SMALL CAP FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/TAMRO Small Cap Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_TSC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                         [ ]        [ ]         [ ]
               e.   Veredus Asset Management LLC                                                             Not Applicable
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_TSC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                     ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/Veredus Aggressive Growth Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_VAG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.


THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                           Not Applicable
               b.   Montag & Caldwell, Inc.                                                                   Not Applicable
               c.   River Road Asset Management LLC                                                           Not Applicable
               d.   TAMRO Capital Partners LLC                                                                Not Applicable
               e.   Veredus Asset Management LLC                                                       [ ]        [ ]         [ ]
               f.   MFS Institutional Advisers, Inc.                                                          Not Applicable
               g.   Optimum Investment Advisers, LP                                                           Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                            Not Applicable
               i.   McDonnell Investment Management, LLC                                                      Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                 Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio            Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_VAG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                          ABN AMRO/VEREDUS SCITECH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/Veredus SciTech Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_VS

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                       [ ]        [ ]         [ ]
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_VS

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                    YOUR PROXY VOTE IS IMPORTANT!

                                    AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE
                                    OR THE INTERNET.

                                    IT SAVES MONEY! TELEPHONE AND INTERNET
                                    VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                    CAN HELP MINIMIZE FUND EXPENSES.

                                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING
                                    IS INSTANTANEOUS - 24 HOURS A DAY.

                                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT
                                    HAND.

                                    2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                    WEBSITE: https://vote.proxy-direct.com

                                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                    SHADED BOX FROM YOUR PROXY CARD.

                                    4. FOLLOW THE RECORDED OR ON-SCREEN
                                    DIRECTIONS.

                                    5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE
                                    BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                                 ABN AMRO FUNDS
                       ABN AMRO/VEREDUS SELECT GROWTH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/Veredus Select Growth Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           ------------------------     -----------------------
                           999 99999 999 999
                           ------------------------     -----------------------

                           NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date                                 16539_VSG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




















                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
                                                                                                      FOR       AGAINST     ABSTAIN
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]
1.   To approve a new investment advisory agreement between the Fund and Aston Asset                   [ ]        [ ]         [ ]
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement between Aston and each subadviser below:
               a.   ABN AMRO Asset Management, Inc.                                                          Not Applicable
               b.   Montag & Caldwell, Inc.                                                                  Not Applicable
               c.   River Road Asset Management LLC                                                          Not Applicable
               d.   TAMRO Capital Partners LLC                                                               Not Applicable
               e.   Veredus Asset Management LLC                                                       [ ]        [ ]         [ ]
               f.   MFS Institutional Advisers, Inc.                                                         Not Applicable
               g.   Optimum Investment Advisers, LP                                                          Not Applicable
               h.   Taplin, Canida & Habacht, Inc.                                                           Not Applicable
               i.   McDonnell Investment Management, LLC                                                     Not Applicable
               j1.  ABN AMRO Asset Management, Inc. for the equity component of the portfolio                Not Applicable
               j2.  Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio           Not Applicable

3.   To approve a "manager of managers" structure for the Fund that, if approved by the Board of       [ ]        [ ]         [ ]
     Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval.


                                    16539_VSG